Filed with the Securities and Exchange Commission on January 15, 2016

1933 Act Registration File No. 333-________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[   ] Pre-Effective Amendment No. ___
[   ] Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

235 West Galena Street
Milwaukee, WI 53212-3948
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212-3948
 (Name and Address of Agent for Service)

Copy to:
Michael Glazer
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3106

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on February 14, 2016 pursuant to Rule 488.

Title of Securities Being Registered:
Berwyn Fund
Berwyn Income Fund
Berwyn Cornerstone Fund

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

THE BERWYN FUNDS

BERWYN FUND
BERWYN INCOME FUND
BERWYN CORNERSTONE FUND

1189 LANCASTER AVE
BERWYN, PA 19312

_______, 2016

Dear Shareholders:

On behalf of the Board of Trustees of The Berwyn Funds (the "Trust"), we are pleased to invite you to a special meeting of shareholders of The Berwyn Funds named above (each, an "Acquired Fund," and collectively, the "Acquired Funds") to be held on March 31, 2016 at 9:00 a.m. Eastern time, at the offices of The Killen Group, Inc., 1199 Lancaster Avenue, Berwyn, Pennsylvania, 19312 (the "Special Meeting"). Enclosed with this letter is a combined proxy statement/prospectus (the "Proxy Statement"), proxy card and related information to use when casting your votes. At the Special Meeting you will be asked to approve proposed Agreement and Plans of Reorganization (the "Reorganization Agreement"), which provide for the transfer of all of the assets of each Acquired Fund to a newly-created corresponding series (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) of the Investment Managers Series Trust (“IMST”) in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of that Acquired Fund by the corresponding Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

BACKGROUND

The Killen Group, Inc. (“Killen”) is the adviser to the Acquired Funds. Chartwell Investment Partners, LLC (“Chartwell”), an indirect, wholly-owned subsidiary of TriState Capital Holdings, Inc., is the adviser for each Acquiring Fund. Chartwell has agreed to acquire Killen, simultaneously with the Reorganizations. As a result, the portfolio management personnel who, while at Killen, have managed each Acquired Fund, will manage the corresponding Acquiring Fund as employees of Chartwell. As Chartwell already manages two other mutual fund series under IMST, both the Trust and Chartwell desire to reconstitute each Acquired Fund under the IMST umbrella and, accordingly, transfer each Acquired Fund’s portfolio to the corresponding Acquiring Fund.

THE BERWYN FUNDS BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION AGREEMENT.

THE SAME OR SUBSTANTIALLY SIMILAR OBJECTIVES AND POLICIES

Each Acquired Fund is proposed to be reorganized into a corresponding newly organized Acquiring Fund that has been specifically created for the purpose of the applicable Reorganization. Each of these Acquiring Funds will have the same objectives and substantially similar investment strategies and policies as the corresponding Acquired Fund.

SAME VALUES OF SHARES

The Acquiring Fund shares you receive in a Reorganization will have the same total dollar value as the total dollar value of the Acquired Fund shares you held immediately prior to the Reorganization. Each Reorganization generally is not expected to result in the recognition of gain or loss by the respective Acquired Fund or its shareholders for federal income tax purposes. NO FRONT-END, DEFERRED SALES LOAD OR REDEMPTION FEE WILL BE CHARGED AS A RESULT OF THE EXCHANGE.

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REASONS FOR THE REORGANIZATIONS

The Reorganizations and the assumption of the investment adviser role by Chartwell will not result in any material changes to the Acquired Funds’ investment objectives, principal investment strategies or policies, or management fees. If the Reorganizations are approved, each of the Acquired Funds’ current portfolio managers will continue to manage the corresponding Acquiring Fund following the Reorganizations. The Board of Trustees of the Trust has determined that the Reorganizations are in the best interests of each Acquired Fund and its shareholders. In approving each Reorganization, the Board considered, among other things, that: (1) each Reorganization was recommended by Chartwell and Killen; (2) the investment objective, policies and strategies of each Acquiring Fund are substantially similar to those of the corresponding Acquired Fund; (3) the portfolio managers of each Acquired Fund’s portfolio will continue to provide the day-to-day management of the corresponding Acquiring Fund’s portfolio; (4) with respect to the Berwyn Fund and Berwyn Income Fund, the total annual fund operating expenses attributable to each Acquiring Fund are expected to be equal to those of the corresponding Acquired Fund; and with respect to the Berwyn Cornerstone Fund, although the aggregate fees and expenses of the Acquiring Fund are expected to be higher than those of the Acquired Fund, Chartwell has contractually agreed, for a period of two years from the date of the Reorganization, to maintain the same expense limitation arrangement for the Acquiring Fund that is currently in place for the Acquired Fund, so that the net fees and expenses of each Fund will be the same; (5) the Acquired Funds will not bear the cost of the Reorganizations; (6) Chartwell and Killen represented that they have agreed to use their commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act; and (7) each Reorganization is generally not expected to result in recognition of gain or loss by the applicable Acquired Fund or its shareholders for U.S. federal income tax purposes. Killen and Chartwell have recommended that each of the Acquired Funds, through a transaction treated as a “reorganization” for U.S. federal income tax purposes, become a series of IMST. If any of the Reorganizations is not approved, then the Reorganization of that Acquired Fund will not be implemented, regardless of the outcome of the shareholder vote to approve either of the other proposed Reorganizations. In such case, the Board will consider what further actions to take with respect to the Acquired Fund(s) that will not be reorganized, which may include liquidation of such Acquired Fund(s).

To see how a Reorganization will affect your Acquired Fund(s), carefully review the enclosed materials where you will find information on the relative performance, expenses, investment policies and services relating to the Acquired Funds.

If you have any additional questions, please call your investment professional or the Trust toll free at 1-877-454-5536 or visit the website at www.berwynfunds.com.

We encourage you to vote in favor of the Reorganizations and ask that you please promptly return your completed proxy ballot to help save the cost of additional solicitations. As always, we know you have many investment options and we thank you for your confidence and support.

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Sincerely,

/s/
President
The Berwyn Funds

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THE BERWYN FUNDS

BERWYN FUND
BERWYN INCOME FUND
BERWYN CORNERSTONE FUND

1189 LANCASTER AVE
BERWYN, PA 19312
(610) 296-7222

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 31, 2016.

The Berwyn Funds, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Berwyn Fund, Berwyn Income Fund, and the Berwyn Cornerstone Fund, each a series of the Trust (each, an “Acquired Fund”), on March 31, 2016 at 9:00 a.m.], Eastern time, at the offices of The Killen Group, Inc., 1199 Lancaster Avenue, Berwyn, Pennsylvania, 19312. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable. Specifically, shareholders of the Berwyn Fund will be asked to consider and vote upon the first proposal, shareholders of the Berwyn Income Fund will be asked to consider and vote upon the second proposal, and the shareholders of the Berwyn Cornerstone Fund will be asked to consider and vote upon the third proposal.

1.            An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Fund to the Berwyn Fund (an “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) shares of that Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of that Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund;

2.            An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Income Fund to the Berwyn Income Fund (an “Acquiring Fund”), a newly created series of IMST, in exchange for (a) shares of that Acquiring Fund with an aggregate NAV equal to the aggregate NAV of that Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund;

3.            An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Cornerstone Fund to the Berwyn Cornerstone Fund (an “Acquiring Fund”), a newly created series of IMST, in exchange for (a) shares of that Acquiring Fund with an aggregate NAV equal to the aggregate NAV of that Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund; and

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4.            The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record of the Acquired Funds at the close of business on January 11, 2016, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of The Berwyn Funds,

Robert E. Killen
President

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THE BERWYN FUNDS

BERWYN FUND
BERWYN INCOME FUND
BERWYN CORNERSTONE FUND

1189 LANCASTER AVE
BERWYN, PA 19312
(610) 296-7222

QUESTIONS AND ANSWERS TO HELP YOU UNDERSTAND AND VOTE ON THE REORGANIZATIONS

The following questions and answers provide an overview of the proposals to reorganize each of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund series of The Berwyn Funds (the "Trust") (each, an "Acquired Fund," and collectively, the “Acquired Funds") into a newly-created corresponding series of Investment Management Series Trust (“IMST”) (each, an “Acquiring Fund” and together, the “Acquiring Funds”). Please read the attached combined proxy statement/prospectus (the "Proxy Statement") for more details concerning the information presented in this Q&A. If you have any additional questions, please call your investment professional or the Trust toll free at 1-877-454-5536 or visit the website at www.berwynfunds.com.

WHY IS THE TRUST HAVING THE SPECIAL MEETING?

The Board of Trustees of the Trust (the "Berwyn Funds Board") is seeking your approval of proposals pertaining to the reorganizations of the three series of the Trust. The Berwyn Funds Board is recommending that you approve each applicable Agreement and Plan of Reorganization (the "Reorganization Agreement") that provides for the transfer of all of the assets of your Acquired Fund(s) to the corresponding Acquiring Fund(s) in exchange for shares of the corresponding Acquiring Fund(s) and the assumption by that Acquiring Fund(s) of all of the liabilities of that Acquired Fund(s) (each, a “Reorganization” and collectively, the "Reorganizations"). The shares of each Acquiring Fund will be distributed to respective shareholders of each corresponding Acquired Fund. The shares of an Acquiring Fund that you receive in a Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund exchanged therefor.

Shareholders of each Acquired Fund will vote separately to approve applicable Reorganization.

WHY ARE THE REORGANIZATIONS BEING RECOMMENDED?

The Berwyn Funds Board has determined that the reorganization of each Acquired Fund into a newly created corresponding Acquiring Fund is in the best interests of each Acquired Fund and its shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the proposed applicable Reorganization.

Each Reorganization was recommended by The Killen Group, Inc. (“Killen”), the adviser to the Acquired Funds, and Chartwell Investment Partners, LLC (“Chartwell”), the adviser for each Acquiring Fund. Chartwell has agreed to acquire Killen, simultaneously with the Reorganizations. As a result, the portfolio management personnel who, while at Killen, have managed each Acquired Fund, will manage the corresponding Acquiring Fund as employees of Chartwell. As Chartwell already manages two other mutual fund series under IMST, both the Trust and Chartwell desire to reconstitute each Acquired Fund under the IMST umbrella and, accordingly, transfer each Acquired Fund’s portfolio to the corresponding Acquiring Fund.

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Additionally, with respect to the Berwyn Fund and Berwyn Income Fund, the total annual fund operating expenses attributable to each Acquiring Fund are expected to be equal to those attributable to the corresponding Acquired Fund. With respect to the Berwyn Cornerstone Fund, although the aggregate fees and expenses of the Acquiring Fund are expected to be higher than those of the Acquired Fund, Chartwell has contractually agreed, for a period of two years from the date of the Reorganization, to maintain the same expense limitation arrangement for the Acquiring Fund that is currently in place for the Acquired Fund, so that the net fees and expenses of each Fund will be the same. The Acquired Funds will not bear the cost of the Reorganizations.

WILL THERE BE CHANGES IN THE MANAGEMENT AND OPERATION OF THE ACQUIRED FUNDS?

As of the close of the Reorganizations, Chartwell will acquire Killen and begin to serve as the Acquiring Funds’ investment adviser. The members of Killen’s investment committee, Robert E. Killen, Lee S. Grout, George J. Cipolloni, and Mark J. Saylor, who currently manage the Acquired Funds, will continue as members of the investment committee of Chartwell and manage the corresponding Acquiring Funds. The investment objective of each Acquiring Fund is the same, and the policies and strategies of the relevant Acquiring Fund are substantially similar to those of the corresponding Acquired Fund. Thus, there will be no change in the day-to-day management of the Acquiring Funds’ investment portfolios after the Reorganizations. However, as series of IMST, each Acquiring Fund will use a number of other service providers that provide an array of services to all series of IMST. These services include custody, administration, fund accounting, transfer agency and distribution services (“Third Party Service Arrangements”). If the Reorganization of an Acquired Fund is approved, these Third Party Service Arrangements for the Acquired Fund will change. The Acquired Funds and Acquiring Funds have different transfer agents, accounting service providers, distributors, administrators and custodians. In addition, the members of the Berwyn Funds Board are different from the members of the IMST Board.

HOW WILL THE NUMBER OF SHARES OF THE ACQUIRING FUND THAT I RECEIVE BE DETERMINED?

Shareholders of each Acquired Fund will receive full and fractional shares of the corresponding Acquiring Fund equal in value to the shares of the Acquired Fund that they owned immediately preceding the applicable Reorganization.

The aggregate net asset value of each Acquired Fund will not be affected by the applicable Reorganization. That means that the Reorganization will not result in a dilution of any shareholder's interest. The aggregate market value of your Acquiring Fund shares immediately after the applicable Reorganization will remain the same as the aggregate market value of your Acquired Fund shares immediately preceding the Reorganization, although the number of shares you own after the Reorganization may change.

WHO WILL PAY FOR THESE REORGANIZATIONS?

The expenses of the Reorganizations, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by Killen.

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IF THE REORGANIZATIONS OCCUR, WILL THERE BE ANY TAX OR OTHER CONSEQUENCES FOR ME?

Shareholders of each Acquired Fund are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for the shares of the corresponding Acquiring Fund in the applicable Reorganization. Your cost basis and holding period(s) in your shares of an Acquired Fund are generally expected to carry over to new shares in the corresponding Acquiring Fund that you receive in the applicable Reorganization.

You should consult your own tax advisor regarding other federal, state or local tax consequences of the Reorganizations.

WHAT HAPPENS IF SHAREHOLDERS OF AN ACQUIRED FUND DO NOT APPROVE A REORGANIZATION?

In that event, such Acquired Fund will not participate in the Reorganizations and the Berwyn Funds Board will consider what alternatives reasonably would be available at that point, including the liquidation of such Acquired Fund. You should note that the approval of the Reorganization by shareholders of an Acquired Fund is not dependent upon the approval of the Reorganization by shareholders of any other Acquired Fund. For example, if the Reorganization is approved by shareholders of the Berwyn Fund, but not by shareholders of the Berwyn Income Fund, the Reorganization for the Berwyn Fund would proceed nonetheless.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. The approval of each Reorganization requires the affirmative vote of a majority of all votes attributable to the voting securities of the applicable Acquired Fund, defined as the lesser of (i) a majority of the votes attributable to the outstanding shares of the Acquired Fund, or (ii) 67% or more of the votes attributable to the Acquired Fund shares represented at a meeting of shareholders at which the holders of more than 50% of the votes attributable to the outstanding shares are represented. Therefore, every vote is important to ensure that the shareholder meeting has a quorum to conduct business and the appropriate amount of shares to approve the applicable proposal.

HOW DO I VOTE?

You can authorize a proxy to vote your shares by completing and signing the enclosed proxy card, and promptly returning it in the enclosed postage-paid envelope. Please refer to the proxy card for information about other convenient options that may be available to you, if you do not plan to attend the meeting, such as touch-tone telephone and Internet voting. If you need any assistance, or have any questions regarding the proxy or how to vote your shares, please call Broadridge Financial Solutions, Inc., at 855-976-3324 toll-free. They will be happy to help you understand the proposal and assist you in voting.

WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

The shareholder meeting will be held on March 31, 2016 at 9:00 a.m., at the offices of Killen at 1199 Lancaster Ave Berwyn, PA 19312.

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WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE DATE OF THE SCHEDULED SHAREHOLDER MEETING?

In order to reach a sufficient number of shareholders present at the meeting or represented by proxy to establish a quorum, representatives of the Trust or a third party proxy solicitor may contact you by mail or telephone. Please vote as soon as practicable after you review the enclosed proxy materials to avoid additional communications that will result in additional costs. If there are not sufficient votes to approve the Reorganization of any Acquired Fund by the time of the shareholder meeting on March 31, 2016, the meeting of the shareholders of that Acquired Fund may be adjourned to permit further solicitation of proxy votes.

WHAT DOES THE BERWYN FUNDS BOARD RECOMMEND?

The Berwyn Funds Board unanimously approved the proposals and recommends that you should vote in favor of the applicable Reorganization(s).

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COMBINED PROXY STATEMENT AND PROSPECTUS

__________, 2016

FOR THE REORGANIZATION OF

Berwyn Fund,
a series of The Berwyn Funds
1189 Lancaster Ave
Berwyn, PA 19312
(610) 296-7222

INTO

Berwyn Fund,
a series of Investment Managers Series Trust
235 W Galena Street
Milwaukee, WI 53212
888-995-5505

AND FOR THE REORGANIZATION OF

Berwyn Income Fund,
a series of The Berwyn Funds
1189 Lancaster Ave
Berwyn, PA 19312
(610) 296-7222

INTO

Berwyn Income Fund,
a series of Investment Managers Series Trust
235 W Galena Street
Milwaukee, WI 53212
888-995-5505

AND FOR THE REORGANIZATION OF

Berwyn Cornerstone Fund,
a series of The Berwyn Funds
1189 Lancaster Ave
Berwyn, PA 19312
(610) 296-7222

INTO

Berwyn Cornerstone Fund,
a series of Investment Managers Series Trust
235 W Galena Street
Milwaukee, WI 53212
888-995-5505

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of The Berwyn Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of The Berwyn Fund, the Berwyn Income Fund and The Berwyn Cornerstone Fund, each a series of the Trust (each, an “Acquired Fund”), to be held at the offices of [insert meeting, location, date and time]. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable. Specifically, shareholders of the Berwyn Fund will be asked to consider and vote upon the first proposal, shareholders of the Berwyn Income Fund will be asked to consider and vote upon the second proposal and shareholders of the Berwyn Cornerstone Fund will be asked to consider and vote upon the third proposal.

1.            An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Fund to the Berwyn Fund (an “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) shares of that Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of that Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund;

2.            An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Income Fund to the Berwyn Income Fund (an “Acquiring Fund”), a newly created series of IMST, in exchange for (a) shares of that Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of that Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund;

3.            An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Cornerstone Fund to the Berwyn Cornerstone Fund (an “Acquiring Fund”), a newly created series of IMST, in exchange for (a) shares of that Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of that Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund; and

4.            The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated Proxy Card.

Each Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a newly created series of IMST, also an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

The following Acquired Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Acquired Funds, dated May 1, 2015;

•	Annual Report to Shareholders of the Acquired Funds, dated December 31, 2014.

•	Semi-Annual Report to Shareholders of the Acquired Funds, dated June 30, 2015.

Each Acquired Fund’s Prospectus dated May 1, 2015 and Annual Report to Shareholders for the fiscal year ended December 31, 2014, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 877-454-5536.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for any Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the applicable proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated _____, 2016 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 877-454-5536.

The Trust expects that this Proxy Statement will be mailed to shareholders on or about _____, 2016.

Date: XXXX, 2016

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in an Acquiring Fund involves investment risk, including the possible loss of principal.

Table of Contents

I.	Proposals 1, 2 and 3 - To Approve the Agreements and Plans of Reorganization		6
A.	Overview		6
B.	Comparison Fee Tables		9
	1.	Berwyn Fund	9
	2.	Berwyn Income Fund	11
	3.	Berwyn Cornerstone Fund	12
C.	Comparison of Investment Objectives, Strategies, and Risks		13
D.	Comparison of Investment Restrictions		34
E.	Comparison of Distribution and Purchase and Redemption Procedures		36
F.	Key Information about the Proposals		45
	1.	Summary of the Proposed Reorganizations	45
	2.	Description of the Acquiring Funds’ Shares	46
	3.	Board Considerations	46
	4.	Federal Income Tax Consequences	48
	5.	Comparison of Forms of Organization and Shareholder Rights	50
	6.	Capitalization	51
G.	Additional Information about the Funds		52
	1.	Past Performance of the Acquired Funds	52
	3.	Section 15(f) Safe Harbor	59
II.	Voting Information		59
A.	General Information		59
B.	Method and Cost of Solicitation		62
C.	Right to Revoke Proxy		62
D.	Voting Securities and Principal Holders		62
E.	Interest of Certain Persons in the Transaction		64
III.	Miscellaneous Information		64
A.	Other Business		64
B.	Next Meeting of Shareholders		64
C.	Legal Matters		65
D.	Auditors		65
E.	Information Filed with the SEC		65
MORE INFORMATION ABOUT THE ACQUIRING FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES			1
YOUR ACCOUNT WITH THE FUNDS			5
DIVIDENDS AND DISTRIBUTIONS			15
FEDERAL INCOME TAX CONSEQUENCES			16

I.	Proposals 1, 2 and 3 - To Approve the Agreements and Plans of Reorganization

A.            Overview

Based on the recommendation of The Killen Group, Inc., (“Killen”), the adviser for each Acquired Fund, the Board of Trustees of The Berwyn Funds (the “Board”) has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization of each Acquired Fund into the corresponding Acquiring Fund (each Acquired Fund and Acquiring Fund sometimes referred to below as a “Fund”). The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that each Reorganization is in the best interests of the applicable Acquired Fund and its shareholders. The Board considered and approved each Reorganization at a meeting held on December 16, 2015, subject to the approval of the applicable Acquired Fund’s shareholders.

Each Acquired Fund currently operates as a separate series of the Trust. Killen currently is the investment adviser to each Acquired Fund. Chartwell Investment Partners, LLC (“Chartwell”) has agreed to acquire Killen, simultaneously with the Reorganizations. As a result, the portfolio management personnel who, while at Killen, have managed each Acquired Fund, will manage the corresponding Acquiring Fund as employees of Chartwell. As Chartwell already manages two other mutual fund series under IMST, both the Trust and Chartwell desire to reconstitute each Acquired Fund under the IMST umbrella and, accordingly, transfer each Acquired Fund’s portfolio to the corresponding Acquiring Fund. Each Acquiring Fund is a newly created series of IMST and is substantially similar to the corresponding Acquired Fund. Consequently, the Reorganizations will permit shareholders of an Acquired Fund to become shareholders of the corresponding Acquiring Fund advised by the same portfolio management personnel and invest in a mutual fund with fee and expense levels that, after waivers, will be equal to the current fee and expense levels of the Acquired Fund, after waivers, for a minimum of two years.

IMST is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of November 30, 2015, IMST consisted of 72 portfolios representing approximately $12.9 billion in assets, managed by 25 advisers.  IMST is not affiliated with the Trust or Killen. IMST and the Trust have different governing boards. Custody, administration, accounting, transfer agency, and distribution (“Third Party Service Arrangements”) are provided to the Trust by U.S. Bank, N.A. (custody), Ultimus Fund Solutions, LLC (administration, fund accounting, transfer agency and dividend and distribution disbursing agent) and Ultimus Fund Distributors, LLC (distribution). Third Party Service Arrangements are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (custody), and IMST Distributors, LLC (distribution).

In order to reconstitute each Acquired Fund under the IMST umbrella, substantially similar corresponding funds, each referred to as an “Acquiring Fund,” have been created as new series of IMST. If shareholders approve a Reorganization, then all of the assets of the applicable Acquired Fund will be acquired by the corresponding Acquiring Fund, all liabilities of the Acquired Fund will be assumed by the Acquiring Fund, and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objective is the same and the policies and strategies of each Acquired Fund and the corresponding Acquiring Fund are substantially similar. After the Reorganizations of the Acquired Funds, Chartwell will serve as investment adviser to the Acquiring Funds. Because the current Killen investment team and supporting staff, as employees of Chartwell, will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio, the Reorganizations will not change the way your investment assets are managed.

The Trust believes that each Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of each Reorganization is conditioned upon the receipt by the Trust and IMST of an opinion substantially to such effect from tax counsel to IMST. If a Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the exchange of Acquired Fund shares for Acquiring Fund shares in that Reorganization.

The Acquired Funds will not pay the costs of the Reorganizations and the Special Meeting. Killen will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Killen also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

The Board, including a majority of the Trustees who are not interested persons of the Acquired Funds, believes that each Reorganization is in the best interests of the Acquired Fund and its shareholders, that the terms of each Reorganization are fair and reasonable and that the interests of existing shareholders of any of the Acquired Funds will not be diluted as a result of the proposed applicable Reorganization. In approving each Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by Chartwell and Killen; (2) the investment objective is the same and the policies and strategies of each Acquiring Fund are substantially similar to those of the corresponding Acquired Fund; (3) the existing Killen investment team will continue to provide the day-to-day management of each Acquiring Fund’s portfolio; (4) the total annual operating expenses for each of the Berwyn Fund and the Berwyn Income Fund, prior to any fee waiver and expense reimbursement is expected to be equal to the expenses of the corresponding Acquired Fund prior to any fee waiver and expense reimbursement as of the most recent fiscal year end, and, although the total annual operating expenses for the Berwyn Cornerstone Fund, prior to any fee waiver and expense reimbursement is expected to be higher than the expenses of the corresponding Acquired Fund prior to any fee waiver and expense reimbursement as of the most recent fiscal year end, Chartwell has contractually agreed, for a period of two years from the date of the Reorganization, to maintain the same expense limitation arrangement for the Acquiring Fund that is currently in place for the Acquired Fund, so that the net fees and expenses of each Fund will be the same; (5) none of the Acquired Funds will bear the cost of the applicable Reorganization; (6) Chartwell and Killen represented that they have agreed to use their commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act; and (7) the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code.

Based on Chartwell’s and Killen’s recommendation, the Board approved the solicitation of the shareholders of each Acquired Fund to vote “FOR” the approval of the applicable Agreement and Plan of Reorganization (each, a “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables

1.	Berwyn Fund

The following Summary of Berwyn Fund Expenses shows the fees for the Acquired Fund based on the Acquired Fund’s current expenses as of October 31, 2015. As the corresponding Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses and Acquired Fund Fees and Expenses shown for the Acquiring Fund are estimates.

Berwyn Fund
Fees and Expenses
	Target Fund	Acquiring Fund (Pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses (1)	1.23%	1.23%

(1)	As the Acquiring Fund’s investment advisor, Chartwell has contractually agreed to maintain the expense limits of the Acquiring Fund for a period of two years from the date of the Reorganization by waiving its fees and/or paying for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.22% of the Acquiring Fund’s average daily net assets. The expense limitation agreement with respect to the Acquiring Fund may only be terminated after the initial two year period by the IMST Board of Trustees.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Berwyn Fund
Acquired Fund	$125	$390	$676	$1,489
Acquiring Fund (Pro forma)	$125	$390	$676	$1,489

2.	Berwyn Income Fund

The following Summary of Berwyn Income Fund Expenses shows the fees for the Acquired Fund based on the Acquired Fund’s current expenses as of October 31, 2015. As the corresponding Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses and Acquired Fund Fees and Expenses shown for the Acquiring Fund are estimates.

Berwyn Income Fund
Fees and Expenses
	Target Fund	Acquiring Fund (Pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.50%	0.50%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.14%	0.14%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses (1)	0.67%	0.67%

(1)	As the Acquiring Fund’s investment advisor, Chartwell has contractually agreed to maintain the expense limits of the Acquiring Fund for a period of two years from the date of the Reorganization by waiving its fees and/or paying for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.64% of the Acquiring Fund’s average daily net assets. The expense limitation agreement with respect to the Acquiring Fund may only be terminated after the initial two year period by the IMST Board of Trustees.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Berwyn Income Fund
Acquired Fund	$68	$214	$373	$835
Acquiring Fund (Pro forma)	$68	$214	$373	$835

3.	Berwyn Cornerstone Fund

The following Summary of Berwyn Cornerstone Fund Expenses shows the fees for the Acquired Fund based on the Acquired Fund’s current expenses as of October 31, 2015. As the corresponding Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses and Acquired Fund Fees and Expenses shown for the Acquiring Fund are estimates.

Berwyn Cornerstone Fund
Fees and Expenses
	Target Fund	Acquiring Fund (Pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.96%	1.05%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.83%	1.92%
Less: Fee Waiver and Expense Reimbursement (1)	(0.56)%	(0.65)%
Net Expenses	1.27%	1.27%

(1)	As the Acquired Fund’s investment advisor, Killen has contractually agreed, until May 1, 2016, to waive its fees and/or reimburse expenses to the extent necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Such waivers are not subject to recoupment by Killen. As the Acquiring Fund’s investment advisor, Chartwell has contractually agreed to maintain the expense limits of the Acquiring Fund for a period of two years from the date of the Reorganization by waiving its fees and/or paying for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Acquiring Fund’s average daily net assets. The expense limitation agreement with respect to the Acquiring Fund may only be terminated after the initial two year period by the IMST Board of Trustees.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Berwyn Cornerstone Fund
Acquired Fund	$129	$521	$938	$2,102
Acquiring Fund (Pro forma)	$129	$518	$956	$2,172

C.	Comparison of Investment Objectives, Strategies, and Risks

1.	Berwyn Fund

The Acquired Fund and Acquiring Fund have the same investment objectives and substantially similar investment strategies and policies. The investment objective of each Fund is to seek to achieve long-term capital appreciation; current income is a secondary consideration. Each Fund’s investment objective is non-fundamental, which means it may be changed by a vote of the Board or IMST’s board of trustees, respectively, without shareholder approval upon a 60-day prior notice to shareholders, respectively. There is no current intention to change the Acquired Fund’s or the Acquiring Fund’s investment objective. Each Fund seeks to achieve its investment objective by using the following strategies:

Acquired Fund	Acquiring Fund
The Acquired Fund invests primarily in equity securities that offer potential for capital appreciation. Under normal market conditions, at least 80% of the value of the Acquired Fund’s net assets will be invested in equity securities. The principal strategy of the Acquired Fund is to achieve long-term growth through investments in equity securities that The Killen Group, Inc., the Acquired Fund’s investment advisor (the “Advisor”), believes are undervalued. The Advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. The value approach followed by the Advisor can often result in the Acquired Fund holding securities that are out of favor with most other investors. In addition, this approach can often result in the selection of securities of lesser-known companies. The Advisor, however, invests the Acquired Fund’s assets only in securities listed on national securities exchanges or quoted on the over-the-counter market.

Under normal circumstances, the Acquiring Fund will primarily invest in equity securities of domestic issuers. The principal strategy of the Acquiring Fund is to achieve long-term growth through investments in equity securities that the Acquiring Fund’s investment advisor believes are undervalued. The advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to earnings ratios, interest rates, stock market psychology and political factors. The value approach followed by the advisor can often result in the Acquiring Fund holding securities that are out of favor with most other investors. In addition, this approach can often result in the selection of securities of lesser-known companies or small capitalization companies (i.e., those within the market capitalization range of the Russell 2000 Index at the time of the security’s purchase). The advisor, however, invests the Acquiring Fund’s assets only in securities listed on domestic national security exchanges or quoted on the over-the-counter market. The Acquiring Fund’s investments in equity securities may include common stocks, preferred stocks, and exchange-traded funds (“ETFs”).

While the Acquiring Fund emphasizes investments in equity securities, the Acquiring Fund may invest under normal market conditions up to 20% of its net assets in fixed income securities within any of the rating categories of Standard & Poor’s Ratings Services, a division of McGraw Hill Companies Inc. (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by “S&P”, or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the advisor to be of comparable credit quality).

The Advisor generally selects common stock investments for the Acquired Fund based on one of three broad criteria:(1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the Advisor, are selling at an attractive valuation to their present earnings level; and (3) stocks of companies judged by the Advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at small premiums to their book values or at modest valuations to their present earnings levels.

The advisor generally selects common stock investments for the Acquiring Fund based on one of three broad value based criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the advisor, are selling at an attractive valuation based on their present earnings level; and (3) stocks of companies judged by the advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the advisor, at small premiums to their book values or at modest valuations to their present earnings levels.

Acquired Fund	Acquiring Fund
The Acquired Fund is considered non-diversified which means the Acquired Fund is permitted to invest a greater percentage of its assets in a particular issuer. When managing the Acquired Fund’s portfolio the Advisor also uses these two basic guidelines:(1) the initial investment in any single issuer will comprise less than 5% of the total value of the assets in the portfolio, and (2) the initial investment in any one industry will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Acquired Fund intends to follow these 5% and 20% investment guidelines of the Advisor. The maximum that the Acquired Fund will invest in any one industry will be 25% of the value of its total assets; this is a fundamental policy adopted by the Acquired Fund and therefore can only be changed with shareholder approval.

When selecting corporate bonds, the advisor will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). The advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return.

The Acquiring Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. When managing the Fund’s portfolio, the advisor uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one industry (at the time of purchase) will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Fund’s advisor intends to follow these 5% and 20% investment guidelines.

Acquired Fund	Acquiring Fund
Market risk. There is no assurance that the Fund will achieve its investment objective. Market, economic and business risks affect the prices of common stocks and other equity securities and cause them to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods. Therefore, the value of an investment in the Acquired Fund may decline and you may lose money.

Industry and security risk. The securities selected for investment are subject to industry and security risk. Industry and security risk is the risk that the value of securities in a particular industry or value of an individual stock will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Acquired Fund	Acquiring Fund
Equity Risk. Equity securities such as common stocks and preferred stocks carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from small-cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company’s size, the more susceptible it is to rapid decreases in the value of its securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may pose greater investment risks. Therefore, the value of securities of small-cap, less well-known issuers can be more volatile than the stocks of large-cap companies. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stocks are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Equity securities risk. The value of the equity securities held by the Acquiring Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, or factors relating to specific companies in which the Acquiring Fund invests.

Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Management and strategy risk. The Acquired Fund’s investment approach may result in investments in securities that are not currently in favor with most other investors and in investments in securities of lesser-known companies. The Acquired Fund’s investment success depends on the skill of the Advisor in evaluating, selecting, and monitoring the Acquired Fund’s investments. If the Advisor’s conclusions about growth rates or stock values are incorrect, the Acquired Fund may not perform as anticipated.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Acquired Fund	Acquiring Fund
Non-diversified risk. The Acquired Fund is considered a “non-diversified” investment company under federal laws and regulations. This means that the Acquired Fund may invest a greater portion of its net assets in the securities of individual companies than a diversified fund could. Changes in the financial condition or market assessment of these companies may cause greater fluctuations in the share price of the Acquired Fund than in the share price of a diversified fund.

Non-diversification risk. The Acquiring Fund is classified as “non-diversified,” which means the Acquiring Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Acquiring Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Acquiring Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest rate risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower-rated securities being more sensitive than shorter-term and higher-rated securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Acquiring Fund’s income. These risks are greater during periods of rising inflation.

Acquired Fund	Acquiring Fund

Credit risk. If an issuer or guarantor of a debt security held by the Acquiring Fund or a counterparty to a financial contract with the Acquiring Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Acquiring Fund’s portfolio will typically decline.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

Exchange-traded funds risk. Investing in an exchange-traded fund (“ETF”) will provide the Acquiring Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Acquiring Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

2.	Berwyn Income Fund

The Acquired Fund and Acquiring Fund have the same investment objectives and substantially similar investment strategies and policies. The investment objective of each Fund is to seek to provide investors with current income while seeking to preserve capital. Each Fund’s investment objective is non-fundamental, which means it may be changed by a vote of the Board or IMST’s board of trustees, respectively, without shareholder approval upon a 60-day prior notice to shareholders, respectively. There is no current intention to change the Acquired Fund’s or the Acquiring Fund’s investment objective. Each Fund seeks to achieve its investment objective by using the following strategies:

Acquired Fund	Acquiring Fund
The Berwyn Income Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-backed securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks. Certain of the Acquired Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Acquired Fund may invest any percentage of its net assets in the foregoing securities as the Advisor deems appropriate, except common stocks. The Advisor will not purchase a common stock if it would cause the aggregate value of the common stocks that the Acquired Fund owns to exceed 30% of the Acquired Fund’s net assets. The Advisor is not required to sell any common stocks owned by the Acquired Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Acquired Fund’s other securities.

When selecting corporate bonds, the Advisor will consider the rating the bond has received from Standard and Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). The Advisor has the discretion to invest in bonds with any rating as long as the issuer is not in default in the payment of interest or principal. The Advisor may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

The Acquiring Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks including securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). Certain of the Acquiring Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Acquiring Fund invests in securities that the Acquiring Fund’s investment advisor believes are undervalued. The Acquiring Fund may invest any percentage of its net assets in the foregoing securities as the investment advisor deems appropriate, except that the Acquiring Fund’s advisor will not purchase a common stock if it would cause the aggregate value of the common stocks that the Acquiring Fund owns to exceed 30% of the Acquiring Fund’s net assets. The advisor is not required to sell any common stocks owned by the Acquiring Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Acquiring Fund’s other securities.

When selecting corporate bonds, the advisor will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). The advisor may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P, or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the advisor to be of comparable credit quality). The advisor may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

Acquired Fund	Acquiring Fund
The Acquired Fund invests only in the corporate bonds of those issuers that, in the opinion of the Advisor, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity.

While a bond’s annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond’s price rises and falls so that its yield remains reflective of current market conditions.

The Advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Acquired Fund will usually vary from three to seven years. The Advisor has the discretion to vary the duration of the portfolio in order to take advantage of prevailing trends in interest rates. As of December 31, 2014 the Acquired Fund had 27% of its net assets invested in corporate bonds. The duration of the bonds in the Acquired Fund’s portfolio was 3.97 years as of December 31, 2014.

The advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Acquiring Fund will usually vary from three to seven years. The advisor has the discretion to vary the duration of the portfolio in order to take advantage of prevailing trends in interest rates.

The Acquired Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the Advisor deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the Advisor based upon the market valuation of these securities relative to corporate bonds. The outlook for the economy is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the Advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering the potential for capital appreciation due to the business prospects of the issuers. The Acquired Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. As of December 31, 2014, the Acquired Fund had 14.0% of its net assets invested in preferred stocks.

The Acquiring Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the advisor deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the advisor based upon its evaluation of the bond market. The outlook for the economy generally is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks than on other investments. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks that the advisor believes offer the potential for capital appreciation due to the business prospects of the issuers. The Acquiring Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933.  Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

Acquired Fund	Acquiring Fund
Common stocks are generally selected based on one of three criteria:(1) stocks selling substantially below their book values; (2) stocks selling at low valuations to their present earnings levels; and (3) stocks judged by the Advisor to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations to their present earnings levels. As of December 31, 2014, the Acquired Fund had 25.9% of its net assets invested in common stocks.

In addition, the Acquired Fund will only purchase common stocks that pay cash dividends. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased. If a common stock stops paying dividends after its purchase by the Acquired Fund, the Acquired Fund would not be required to sell the stock.

Common stocks are generally selected based on one of three valued-based criteria: (1) stocks selling substantially below their book values; (2) stocks judged by the advisor to be selling at low valuations to their present earnings levels; and (3) stocks judged by the advisor to have above average growth prospectus and to be selling at small premiums to their book values or at modest valuations based on their present earnings levels. In addition, the Acquiring Fund will only purchase common stocks that pay cash dividends. If a common stock stops paying dividends after its purchase by the Acquiring Fund, the Acquiring Fund would not be required to sell the stock.

The method of stock selection used by the Acquired Fund may result in the Acquired Fund selecting stocks that are currently out of favor with most other investors. The Acquired Fund may invest in the securities of lesser-known companies. The Advisor believes, however, that the risks involved with specific stocks selected for the Acquired Fund will be lessened by diversification of the Acquired Fund’s portfolio. In addition, the Acquired Fund invests only in stocks listed on national securities exchanges or quoted on the over-the-counter market.

The method of stock selection used by the Acquiring Fund may result in the Acquiring Fund selecting stocks that are currently out of favor with most other investors. The Acquiring Fund may invest in the securities of lesser-known companies.  In addition, the Acquiring Fund invests only in common stocks listed on national securities exchanges or quoted on the over-the-counter market.

Acquired Fund	Acquiring Fund
Market risk. There is no assurance that the Acquired Fund will achieve its investment objective. The value of the Acquired Fund’s investments will fluctuate with market conditions and, as a result, the value of an investment in the Acquired Fund will fluctuate. An investment in the Acquired Fund may lose money and the Acquired Fund could underperform other investments.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Acquired Fund	Acquiring Fund
Industry and security risk. The securities selected for investment are subject to industry and security risk. Industry and security risk is the risk that the value of securities in a particular industry or value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest rate risk. Interest rate risk is the chance that bond prices will fall as interest rates rise. Securities held by the Acquired Fund with longer durations are generally more sensitive to interest rate changes.

Call risk. Call risk is the risk that during periods of falling interest rates a bond that is subject to a call may be called prior to maturity, forcing the Acquired Fund to invest the proceeds at lower market rates.

Interest rate risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower-rated securities being more sensitive than shorter-term and higher-rated securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Acquiring Fund’s income. These risks are greater during periods of rising inflation.

Credit risk. If an issuer or guarantor of a debt security held by the Acquiring Fund or a counterparty to a financial contract with the Acquiring Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Acquiring Fund’s portfolio will typically decline.

Acquired Fund	Acquiring Fund
High yield (“junk”) bond risk. High yield bonds (“junk bonds”) entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater the price impact from interest rate changes. The value of the Acquired Fund’s investments will also vary with bond market conditions. Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity and valuation difficulties.

Unrated bonds are bonds that are not rated by a rating service such as S&P and Moody’s. These securities may or may not be more speculative than investment grade securities. The risks of investing in unrated bonds depend upon the creditworthiness of the issuer, changes in interest rates and economic and market factors. The Advisor will evaluate the creditworthiness of an unrated bond and the issuer’s ability to meet the interest and principal obligations of such bond.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Equity risk. Equity securities such as common stocks and preferred stocks carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from small-cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company’s size, the more susceptible it is to rapid decreases in the value of its securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may pose greater investment risks. Therefore, the value of securities of small-cap, less well-known issuers can be more volatile than the stocks of large-cap companies. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stocks are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Equity securities risk. The value of the equity securities held by the Acquiring Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, or factors relating to specific companies in which the Acquiring Fund invests.

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Acquired Fund	Acquiring Fund

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Acquiring Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Acquiring Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Acquiring Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Acquiring Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Acquired Fund	Acquiring Fund

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Acquiring Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Exchange-traded funds risk. Investing in an exchange-traded fund (“ETF”) will provide the Acquiring Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Acquiring Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. Real estate investment trust (REIT) risk. The Acquiring Fund’s investment in REITs will subject the Acquiring Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Acquired Fund	Acquiring Fund

Restricted Securities Risk. The Acquiring Fund may not be able to sell a restricted security (i.e., a 144A security) when the Advisor considers it desirable to do so or may have to sell such a security at a lower price than the Advisor considers desirable. A restricted security which was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities.

U.S. Government obligations risk — U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Municipal securities risk — Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Acquiring Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

Management and strategy risk. The value of your investment depends on the judgment of the Acquiring Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Acquiring Fund’s advisor in selecting investments for the Acquiring Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

3.	Berwyn Cornerstone Fund

The Acquired Fund and Acquiring Fund have the same investment objectives and substantially similar investment strategies and policies. The investment objective of each Fund is to seek to achieve long-term capital appreciation; current income is a secondary consideration. Each Fund’s investment objective is non-fundamental, which means it may be changed by a vote of the Board or IMST’s board of trustees, respectively, without shareholder approval upon a 60-day prior notice to shareholders, respectively. There is no current intention to change the Acquired Fund’s or the Acquiring Fund’s investment objective. Each Fund seeks to achieve its investment objective by using the following strategies:

Acquired Fund	Acquiring Fund
The Acquired Fund intends to achieve its investment objective through investments in equity and fixed income securities, such as common stocks, preferred stocks and corporate bonds that offer potential for long-term capital appreciation. The Acquired Fund invests in securities that the Advisor believes are undervalued. The Advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. The Advisor determines the percentage of each type of security to hold based upon the prevailing economic and market conditions. Normally, the Acquired Fund will invest primarily in equity securities, the majority of which will be issued by large-capitalization and/or mid-capitalization companies (those with market capitalizations greater than the smallest capitalization company included in the S&P MidCap 400 Index at the time the security is purchased). The Advisor has the discretion to invest up to 100% of the Acquired Fund’s net assets in common stocks, preferred stocks, or fixed income securities. The Advisor may invest in fixed income securities with any credit rating or maturity date. If the Advisor decides it is appropriate, the Advisor may invest all or a portion of the Acquired Fund’s assets in lower rated, high yield, high risk bonds, known as “junk bonds.” The Advisor will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long term capital appreciation or during periods of stock market adversity. The Acquired Fund will invest primarily in securities issued by domestic entities.

The Acquiring Fund intends to achieve its investment objective through investments in equity and fixed income securities, such as common stocks, preferred stocks and corporate bonds, which the advisor believes are undervalued and offer potential for long-term capital appreciation. The advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. The advisor determines the percentage of each type of security to hold based upon its view of prevailing economic and market conditions.

Normally, the Acquiring Fund will invest primarily in equity securities, the majority of which will be issued by large-capitalization and mid-capitalization companies (i.e., those with market capitalizations greater than the smallest capitalization company included in the S&P MidCap 400 Index at the time the security is purchased). However, the advisor has the discretion to invest up to 100% of the Acquiring Fund’s net assets in common stocks, preferred stocks, or fixed income securities. The advisor will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long term capital appreciation or during periods of stock market adversity. The advisor may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”) (or, if unrated, determined by the advisor to be of comparable credit quality). The Acquiring Fund will invest primarily in securities issued by domestic entities. The Acquiring Fund may also invest in exchange-traded funds.

Acquired Fund	Acquiring Fund
The Advisor generally selects common stock investments based on one of three broad criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the Advisor, are selling at an attractive valuation to their present earnings level; and (3) stocks of companies judged by the Advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at small premiums to their book values or at modest valuations to their present earnings levels.

The advisor generally selects common stock investments based on one of three broad value-based criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the advisor, are selling at an attractive valuation to their present earnings level; and (3) stocks of companies judged by the advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the advisor, at small premiums to their book values or at modest valuations based on their present earnings levels. When selecting corporate bonds, the advisor will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). The advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return.

The Acquired Fund is considered non-diversified which means the Acquired Fund is permitted to invest a greater percentage of its assets in a particular issuer. When managing the Acquired Fund’s portfolio the Advisor also uses two basic guidelines: (1) the initial investment in any single issuer will comprise less than 5% of the total value of the assets in the portfolio; and (2) the initial investment in any one industry will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Acquired Fund intends to follow these 5% and 20% investment guidelines of the Advisor. The maximum that the Acquired Fund will invest in any one industry will be 25% of the value of its total assets; this is a fundamental policy adopted by the Acquired Fund and therefore can only be changed with shareholder approval.

The Acquiring Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds. When managing the Acquiring Fund’s portfolio, the advisor uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one industry (at the time of purchase) will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Acquiring Fund’s advisor intends to follow these 5% and 20% investment guidelines.

Acquired Fund	Acquiring Fund
Market risk. There is no assurance that the Acquired Fund will achieve its investment objective. Market, economic and business risks affect the prices of common stocks and other equity securities and cause them to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods. Therefore, the value of an investment in the Acquired Fund may decline and you may lose money.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Industry and security risk. The securities selected for investment are subject to industry and security risk. Industry and security risk is the risk that the value of securities in a particular industry or value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Equity risk. Equity securities such as common stocks and preferred stocks carry the potential for unpredictable drops in value and periods of lackluster performance. Many factors can change the value of equity securities, including the issuer’s historical and prospective earnings, the value of its assets, general economic, geographic, environmental and political conditions, interest rates, investor perceptions and market liquidity. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from mid-cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In general, the smaller the company’s size, the more susceptible it is to rapid decreases in the value of its securities. Smaller companies may be more unstable or inexperienced than larger companies so that these investments may pose greater investment risks. Therefore, the value of securities of mid-cap (medium size), less well-known issuers can be more volatile than the stocks of large-cap companies. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stocks are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Equity securities risk. The value of the equity securities held by the Acquiring Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, or factors relating to specific companies in which the Acquiring Fund invests.

Large-cap company risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Medium-sized company risk. The securities of mid-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or the market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Acquired Fund	Acquiring Fund

Preferred stock risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Management and strategy risk. The Acquired Fund’s investment approach may result in investments in securities that are not currently in favor with most other investors and in investments in securities of lesser-known companies. The Acquired Fund’s investment success depends on the skill of the Advisor in evaluating, selecting, and monitoring the Acquired Fund’s investments. If the Advisor’s conclusions about growth rates or stock values are incorrect, the Acquired Fund may not perform as anticipated.

Management and strategy risk. The value of your investment depends on the judgment of the Acquiring Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Acquiring Fund’s advisor in selecting investments for the Acquiring Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest rate risk. Interest rate risk is the chance that bond prices will fall as interest rates rise. Securities held by the Acquired Fund with longer durations are generally more sensitive to interest rate changes.

Interest rate risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower-rated securities being more sensitive than shorter-term and higher-rated securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Acquiring Fund’s income. These risks are greater during periods of rising inflation.

Acquired Fund	Acquiring Fund
Call risk. Call risk is the risk that during periods of falling interest rates a bond that is subject to a call may be called prior to maturity, forcing the Acquired Fund to invest the proceeds at lower market rates.

Credit risk. If an issuer or guarantor of a debt security held by the Acquiring Fund or a counterparty to a financial contract with the Acquiring Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Acquiring Fund’s portfolio will typically decline.

High yield (“junk”) bond risk. High yield bonds (“junk bonds”) entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater the price impact from interest rate changes. The value of the Acquired Fund’s other investments may also vary with bond market conditions. Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity and valuation difficulties.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

Unrated bonds are bonds that are not rated by a rating service such as S&P and Moody’s. These securities may or may not be more speculative than investment grade securities. The risks of investing in unrated bonds depend upon the creditworthiness of the issuer, changes in interest rates and economic and market factors. The Advisor will evaluate the creditworthiness of an unrated bond and the issuer’s ability to meet the interest and principal obligations of such bond.

Non-diversified risk. The Acquired Fund is considered a “non-diversified” investment company under federal laws and regulations. This means that the Acquired Fund may invest a greater portion of its net assets in the securities of individual companies than a diversified fund could. Changes in the financial condition or market assessment of these companies may cause greater fluctuations in the share price of the Acquired Fund than in the share price of a diversified fund.

Non-diversification risk. The Acquiring Fund is classified as “non-diversified,” which means the Acquiring Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Acquiring Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Acquired Fund	Acquiring Fund

Value-oriented investment strategies risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Acquiring Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Exchange-traded funds risk. Investing in an exchange-traded fund (“ETF”) will provide the Acquiring Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Acquiring Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Acquired Fund	Acquiring Fund

Liquidity risk. The Acquiring Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Acquiring Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of each Acquired Fund and each Acquiring Fund are set forth in the following table. The fundamental limitations may only be amended with shareholder approval.

Acquired Funds	Acquiring Funds
Fundamental Limitations

The Berwyn Income Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, debt or preferred stock of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

Fundamental Limitations

The Berwyn Income Fund may not, with respect to 75% of the Acquiring Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer, or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Berwyn Fund and the Berwyn Cornerstone Fund each may not purchase more than 10% of the outstanding voting securities of a single issuer.	The Berwyn Fund and the Berwyn Cornerstone Fund do not have a corresponding fundamental limitation.
Each Acquired Fund may not invest more than 25% of the value of its total assets in any one industry.
Each Acquiring Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries, (other than securities issued by the U.S. Government, its agencies or instrumentalities);

Each Acquired Fund may not lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making a loan.

Each Acquiring Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Acquiring Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Acquiring Fund’s net assets; or

Each Acquired Fund may not buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles.
Each Acquiring Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”);

Acquired Funds	Acquiring Funds
Each Acquiring Fund may not purchase or sell commodities or commodity futures contracts, puts, calls and straddles.
Each Acquired Fund may not underwrite securities of other issuers, except an Acquired Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies.
Each Acquiring Fund may not act as underwriter, except to the extent the Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;
Each Acquired Fund may not make short sales or purchase securities on margin.	The Acquiring Funds do not have a corresponding fundamental limitation.
Each Acquired Fund may not borrow money, except that an Acquired Fund may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses).

Each Acquired Fund may not issue senior securities.

Each Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) each Acquiring Fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Each Acquired Fund may not invest for the purposes of exercising control or management.	The Acquiring Funds do not have a corresponding fundamental limitation.
Each Acquired Fund may not invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public, except that the Berwyn Income Fund will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act).

The Acquiring Funds do not have a corresponding fundamental limitation; however, the Acquiring Funds do have the following non-fundamental limitation: Each Acquiring Fund may not invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public); except with respect to the Berwyn Income Fund, the Acquiring Fund will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act; or

Each Acquired Fund may not participate in a joint investment account.	The Acquiring Funds do not have a corresponding fundamental limitation.

Acquired Funds	Acquiring Funds
Non-Fundamental Limitations

With respect to 50% of its assets, each of the Berwyn Fund and Berwyn Cornerstone Fund will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government).

With respect to the other 50% of its assets, each of the Berwyn Fund and Berwyn Cornerstone Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

Non-Fundamental Limitations

With respect to 50% of its assets, each of the Berwyn Fund and Berwyn Cornerstone Fund will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

With respect to the other 50% of its assets, each of the Berwyn Fund and Berwyn Cornerstone Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

Each Acquired Fund will not invest in real estate limited partnerships or in oil, gas or other mineral leases.	The Acquiring Funds do not have a corresponding non-fundamental limitation.
Each Acquired Fund’s investments in warrants will not exceed 5% of its net assets.	The Acquiring Funds do not have a corresponding non- fundamental limitation.

E.	Comparison of Distribution and Purchase and Redemption Procedures

Distribution

Acquired Funds	Acquiring Funds
Ultimus Fund Distributors, LLC serves as the principal underwriter and distributor for the shares of the Acquired Funds.

If you purchase the Acquired Funds through a broker-dealer or other financial intermediary (such as a bank), the Acquired Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of each Acquiring Fund.

Chartwell may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Chartwell, out of its own resources, and without additional cost to an Acquiring Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquiring Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Chartwell may pay cash compensation for inclusion of an Acquiring Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Fund’s shareholders. Chartwell may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Purchase and Redemption Procedures

The following highlights and compares the purchase, redemption, and exchange policies and procedures of the Acquired Fund and the Acquiring Fund. For a more complete discussion of each Fund’s purchase, redemption, and exchange policies and procedures, please see the applicable section of that Fund’s Prospectus. Additional information regarding the pricing, purchase and redemption of the Acquiring Funds’ shares is included in Appendix B.

	Acquired Funds	Acquiring Funds
Investment Minimum
The minimum initial investment in the Berwyn Fund and the Berwyn Income Fund is $3,000, except for an IRA or a gift to minors account, for which the minimum initial investment is $1,000. The minimum initial investment in the Berwyn Cornerstone Fund is $1,000. The minimum initial investment for a spousal IRA is $250. These requirements may be satisfied by investments made in one or more of the Acquired Funds. There are no minimum investment requirements for an investment by a pension or profit-sharing plan or a custodial account established for the benefit of a minor. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts.
Generally, the initial investment to open your account is $1,000. To add to your account there is a $100 minimum.

	Acquired Funds	Acquiring Funds
Purchases
All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Acquired Funds do not accept cash, drafts, “starter” checks, traveler’s checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Acquired Funds from check fraud, the Acquired Funds do not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Acquired Funds or the Transfer Agent in the transaction.

Shares of the Acquiring Funds may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Acquiring Fund shares. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Acquiring Funds may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of IMST and current or retired directors and employees of Chartwell and its affiliates.

Redemptions
You may redeem your shares at any time. The shares will be redeemed at the next net asset value per share (“NAV per share”) calculated after the Transfer Agent has received your redemption request.

You may redeem your shares by sending a written request, signed by the account owner(s) and stating the name of the account, the account number and the Acquired Fund name, to the Transfer Agent. If you have selected the telephone redemption option on your application, you may redeem shares having a value of $100,000 or less by calling the Transfer Agent at (800) 992-6757 on any business day between the hours of 8:30 a.m. and 5:30 p.m., Eastern time. Redemption requests received after 4:00 p.m. Eastern time will receive the next day’s NAV per share. If the shares redeemed have a value of more than $100,000, your signature must be guaranteed. If the name(s) or address on your account has been changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Acquiring Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. An Acquiring Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s net asset value per share (“NAV per share”). Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when the Acquiring Funds do not value their shares will be transacted at the next business day’s NAV per share. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Acquiring Funds.

	Acquired Funds	Acquiring Funds

You may redeem shares purchased directly from an Acquiring Fund by mail. To redeem shares by telephone, call the applicable Acquiring Fund at 1-888-995-5505 and specify the amount of money you wish to redeem. Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.

Exchanges	You may generally exchange your shares of one Acquired Fund for shares of another Acquired Fund. The initial minimum investment requirements described above must be met with respect to an exchange.	You may exchange shares of an Acquiring Fund into shares of another fund managed by Chartwell. The amount of the exchange must be equal to or greater than the required minimum initial investment.
Redemption Fees	The Acquired Funds charge a 1% redemption fee on shares held for less than 60 days.	You will be charged a redemption fee of 1.00% of the value of the Acquiring Fund shares being redeemed if you redeem your shares of an Acquiring Fund within 30 days of purchase.

	Acquired Funds	Acquiring Funds
Small Accounts	The Acquired Funds do not have a policy to redeem shares if a shareholder’s account falls below a specified minimum.
An Acquiring Fund may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of an Acquiring Fund’s written request, you have not sufficiently increased your account balance, your shares will be automatically redeemed at the current NAV per share. An Acquiring Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Acquiring Fund’s NAV per share.

In-Kind Redemptions
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of an Acquired Fund from which a redemption is being made during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust may redeem the excess in kind.
Each Acquiring Fund reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund.
Dividends and Distributions
The Berwyn Fund and the Berwyn Cornerstone Fund will pay their distributions, if any, on an annual basis and the Berwyn Income Fund will pay dividends, if any, on a quarterly basis and capital gains, if any, on an annual basis.

The Berwyn Fund and Berwyn Cornerstone Fund will make distributions of net investment income and net capital gains, if any, at least annually. The Berwyn Income Fund will make distributions of net investment income on a quarterly basis and net capital gains, if any, on an annual basis.

	Acquired Funds	Acquiring Funds
Frequent Trading
The Acquired Funds have been designed as long-term investments and not for frequent or short-term trading (“market timing”). The Acquired Funds discourage frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Acquired Funds. The Acquired Funds, through their service providers, monitor shareholder trading activity to ensure it complies with the Acquired Funds’ policies. The Acquired Funds prepare reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 1% redemption fee on redemptions within 60 days of purchase and has placed a limit of four exchanges between the Acquired Funds per year. These actions, in the Board’s opinion, should help reduce the risk of market timing in the Acquired Funds. In addition, the Trust also reserves the right to reject any purchase or exchange request that it believes to be market timing or potentially disruptive in nature. The Trust may also modify any terms or conditions of purchase of shares of the Acquired Funds or withdraw all or any part of the offering made by this Prospectus.

The Trust believes that market timing activity is not in the best interests of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement an Acquired Fund’s investment strategies. In addition to being disruptive, the risks to the Acquired Funds presented by market timing are higher expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, large asset swings that decrease an Acquired Fund’s ability to maximize investment return and potentially diluting the value of an Acquired Fund’s shares. These risks can have an adverse affect on an Acquired Fund’s performance.

IMST’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Acquiring Fund shares by Acquiring Fund shareholders which discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm an Acquiring Fund’s performance. IMST takes steps to reduce the frequency and effect of these activities in the Acquiring Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in an Acquiring Fund, if that shareholder has engaged in four or more “round trips” in the Acquiring Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST makes efforts to identify and restrict frequent trading, IMST receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that IMST believes is consistent with the interest of Acquiring Fund shareholders.

IMST may monitor trades in Acquiring Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, IMST believes that a shareholder of an Acquiring Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, IMST seeks to act in a manner that it believes is consistent with the best interest of Acquiring Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that IMST’s efforts will identify all trades or trading practices that may be considered abusive.

	Acquired Funds	Acquiring Funds

The Trust relies on intermediaries to help enforce its market timing policies. For example, intermediaries must determine when a redemption occurs within 60 days of a purchase and must enforce the limit on the number of exchanges permitted per year. The Acquired Funds reserve the right to reject an order placed from an omnibus account.

Although the Acquired Funds have taken these steps to discourage market timing, the Acquired Funds cannot guarantee that such trading will not occur.

Net Asset Value
Each Acquired Fund’s NAV per share is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV per share, an Acquired Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Acquired Funds’ securities are valued each day at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security quoted on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date and securities not listed on an exchange (including NASDAQ) are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered by the Advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. This most commonly would occur with a Acquired Fund’s investments in junk bonds, small capitalization companies and/or illiquid securities, but may occur in other cases as well. When fair value pricing is employed, the prices of the securities used by an Acquired Fund to calculate its NAV per share may differ from quoted or published prices for the same securities.

The offering price of the Fund’s shares is the net asset value per share (“NAV”) (plus any sales charges, as applicable). The Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

	Acquired Funds	Acquiring Funds

To the extent an Acquired Fund invests in shares of other open-end investment companies registered under the Investment Company Act of 1940, the Acquired Fund’s NAV per share with respect to those shares is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem shares of an Acquired Fund is priced at the next NAV per share calculated after your order is received in proper form by the Acquired Funds. Redemptions and exchanges of shares of the Acquired Funds may be subject to a redemption fee.

Fair Valuation
The Acquired Funds’ securities are valued each day at their market value, which usually means the last quoted sales price on a security’s principal exchange or, in the case of an equity security quoted on the National Association of Dealers’ Automated Quotation System (“NASDAQ”), its NASDAQ Official Closing Price. Securities not traded on the valuation date and securities not listed on an exchange (including NASDAQ) are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered by the Advisor to be unreliable due to significant market or other events, are priced at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. This most commonly would occur with a Acquired Fund’s investments in junk bonds, small capitalization companies and/or illiquid securities, but may occur in other cases as well. When fair value pricing is employed, the prices of the securities used by an Acquired Fund to calculate its NAV per share may differ from quoted or published prices for the same securities.

The Acquiring Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Acquiring Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of Chartwell, does not represent the security’s fair value), or when, in the judgment of Chartwell, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of Chartwell and the Board (or a committee thereof), and may result in a different price being used in the calculation of an Acquiring Fund’s NAV per share from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that an Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

Acquired Funds	Acquiring Funds

In certain circumstances, the Acquiring Funds employ fair value pricing to ensure greater accuracy in determining daily NAV per share and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  Fair value pricing may be applied to foreign securities held by an Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquiring Fund’s NAV per share is determined. If the event may result in a material adjustment to the price of an Acquiring Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAV per share.

Other types of portfolio securities that the Acquiring Funds may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of Chartwell, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

F.	Key Information about the Proposals

The following is a summary of key information concerning the proposed Reorganizations. Keep in mind that more detailed information appears in the Plans, the form of which is attached to this Proxy Statement as Appendix A.

1.	Summary of the Proposed Reorganizations

At the Special Meeting, the shareholders of each Acquired Fund will be asked to approve a Plan to reorganize the applicable Acquired Fund into the corresponding Acquiring Fund. Each Acquiring Fund is a newly organized fund that will commence operations upon the closing of the applicable Reorganization. If the Plan is approved by the shareholders of an Acquired Fund and the Reorganization is completed, the applicable Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (i) a number of full and fractional shares of the corresponding Acquiring Fund equal in aggregate value to the aggregate value of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the applicable Acquired Fund will distribute the shares of the corresponding Acquiring Fund to its shareholders in proportion to the relative net asset values of their holdings of shares of the Acquired Fund, by instructing IMST’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts, in complete liquidation of the Acquired Fund. The expenses associated with the Reorganizations will not be borne by the Acquired Funds. Certificates evidencing Acquiring Fund shares will not be issued to the corresponding Acquired Fund’s shareholders.

The holding period for each Acquired Fund’s shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the applicable Reorganization for purposes of determining the application of any applicable redemption fee or exchange fee. Upon completion of a Reorganization, each shareholder of the applicable Acquired Fund will own a number of full and fractional shares of the corresponding Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of an Acquired Fund will continue to be able to redeem their shares at the net asset value per share (“NAV per share”) next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the applicable Reorganization. After a Reorganization, all of the issued and outstanding shares of the applicable Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If a Reorganization is completed, shareholders will be free to redeem the shares of the applicable Acquiring Fund that they receive in the transaction at their then-current NAV per share. Shareholders of the Acquired Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to a Reorganization or exchanging such shares for shares of the corresponding Acquiring Fund in a Reorganization.

Each Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the applicable Acquired Fund and the receipt of a legal opinion from counsel to IMST with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, each Reorganization is expected to be effective on April 29, 2016, or such other date agreed to by the Trust and IMST.

The Killen Group, Inc. has agreed to pay all costs relating to the proposed Reorganizations, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. The Killen Group, Inc. will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. However, the costs relating to a Reorganization will be paid by the party directly incurring them if the payment of those costs by another would result in a Fund’s failure to qualify for treatment as a “regulated investment company” for federal income tax purposes, would prevent a Reorganization from qualifying as a “reorganization” for federal income tax purposes, or would otherwise result in the imposition of tax on a Fund or its shareholders. The Killen Group, Inc. anticipates the total costs relating to the proposed Reorganizations will be approximately $450,000.

The Plan with respect to the Reorganization of any Acquired Fund may be amended by the mutual consent of the Board and the Board of Trustees of IMST, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan with respect to the Reorganization of any Acquired Fund may be terminated at any time prior to the Closing by the Board or the Board of Trustees of IMST, if, among other reasons, the Board or the Board of Trustees of IMST determines that the Reorganization is not in the best interest of its shareholders.

2.	Description of the Acquiring Funds’ Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Acquired Fund pursuant to the applicable Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant Acquiring Fund next determined after receipt of the purchase or redemption request, as described in each Acquiring Fund’s Prospectus.

3.	Board Considerations

Killen and Chartwell proposed, and the Board considered, the Reorganizations at meetings held on December 16, 2015. The Board requested and received such information as they determined to be necessary to evaluate the proposed Reorganizations. At its meeting, the Board received and evaluated materials regarding IMST and the Acquiring Funds, including the expense structure of each Acquiring Fund, and the effect of the proposed Reorganizations on Acquired Fund shareholders. The trustees who are not “interested persons” of the Trust under the 1940 Act (the “Independent Trustees”) were assisted in their consideration of the proposed Reorganizations by their independent legal counsel. Based upon the recommendation of Killen and Chartwell, the Board’s evaluation of the relevant information prepared by Killen, Chartwell, other prospective service providers, and IMST and presented to the Board at the meetings, as well as in-person presentations, and in light of its fiduciary duties under federal and state law, the Board, including all the Independent Trustees, determined that the Reorganization of each Acquired Fund is in the best interests of that Acquired Fund and its respective shareholders.

The Board considered the following additional matters, among others, in approving each Reorganization:

The Terms and Conditions of the Reorganizations. The Board considered the terms of each Plan, and, in particular, that the transfer of the assets of each Acquired Fund will be in exchange for shares of the corresponding Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Acquired Fund. The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganizations and that the interests of shareholders would not be diluted as a result of any Reorganization. The Board also noted that the Reorganization of each Acquired Fund would be submitted to its shareholders for approval.

Similarity of Investment Objectives, Policies and Restrictions and Continuity of Investment Manager. The Board considered that the investment objective will be the same as and the policies and strategies of each Acquired Fund will be substantially similar to those of the corresponding Acquiring Fund. In particular, the Board considered that the similarity of investment strategy, together with Killen’s investment staff continuation of the day-to-day management of each Acquiring Fund’s portfolio, would provide a continuation of portfolio management expertise to the shareholders of the Acquired Funds.

Expenses Relating to Reorganization. The Board considered that Killen will bear the direct costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials, and that the Acquired Funds would not bear such costs.

Relative Expense Ratios and Continuation of Limitation on Expenses. The Board considered that the advisory fee paid by each Acquiring Fund would be equal to the advisory fee paid by the corresponding Acquired Fund. The Board also considered that the fees and expenses of each of the Berwyn Fund and the Berwyn Income Fund prior to any fee waivers and expense reimbursements are expected to be the same as those of the corresponding Acquired Fund prior to any fee waivers and expense reimbursements (as of the most recent fiscal year end) following the applicable Reorganization. The Board also considered the fact that Chartwell has agreed for a period of two years from the date of each Reorganization, that the fees and expenses attributable to the Berwyn Fund and the Berwyn Income Fund will be capped at levels that are no higher than the current fee and expense levels of the corresponding Acquired Funds. With respect to the Berwyn Cornerstone Fund, the Board considered that although the aggregate fees and expenses of the Acquiring Fund are expected to be higher than those of the Acquired Fund, Chartwell has contractually agreed, for a period of two years from the date of the Reorganization, to maintain the same expense limitation arrangement for the Acquiring Fund that is currently in place for the Acquired Fund, so that the net fees and expenses of each Fund will be the same.  The Board considered that no sales charge, CDSC or redemption fees will be imposed to any shareholders as a result of a Reorganization.

The Experience and Expertise of Chartwell. The Board considered that Chartwell is an experienced investment adviser with approximately $XX billion in overall assets under management as of December 31, 2015. The Board also considered that Chartwell currently serves as investment advisor to two other series of IMST. The Board considered that the same portfolio management team that has satisfactorily managed the Acquired Funds under Killen will continue to manage the Acquiring Funds as employees of Chartwell. The Board also noted that Chartwell and Killen represented that they have agreed to use their commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act.

Tax Consequences. The Board considered that each Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the closing of each Reorganization is conditioned upon IMST’s receipt of an opinion of counsel with respect to that Reorganization substantially to that effect. Assuming that a Reorganization is a “reorganization,” in general, neither the applicable Acquired Fund nor its shareholders is expected to recognize any gain or loss upon the transfer of all of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of the Acquiring Fund shares in exchange for Acquired Fund shares in that Reorganization.

Based on the foregoing and additional information presented at the Board meetings discussed above, the Board determined that the Reorganizations as proposed by The Killen Group and Chartwell Investment Partners are in the best interests of each Acquired Fund and its shareholders. The Board approved the Reorganization of each Acquired Fund, subject to approval by its shareholders.

4.	Federal Income Tax Consequences

For each year of its existence, each Acquired Fund has had in effect an election to be, and the Trust believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes each Acquired Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of each Reorganization, the Trust will receive an opinion of counsel to IMST substantially to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Provided that a Reorganization so qualifies, the tax opinion mentioned above also will be substantially to the effect that for federal income tax purposes, with respect to that Reorganization:

•	The applicable Acquired Fund and the corresponding Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the applicable Acquired Fund upon the transfer of all its assets to the corresponding Acquiring Fund solely in exchange for shares of that Acquiring Fund and the assumption by that Acquiring Fund of all of the liabilities of that Acquired Fund, or upon the distribution of shares of that Acquiring Fund to the shareholders of that Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the applicable Acquiring Fund of each asset transferred from the corresponding Acquired Fund to that Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of that Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by that Acquired Fund on the transfer;

•	The holding period in the hands of the applicable Acquiring Fund of each asset transferred from the corresponding Acquired Fund to that Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such asset was held by that Acquired Fund (except where investment activities of that Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the applicable Acquiring Fund upon its receipt of all of the assets of the corresponding Acquired Fund solely in exchange for shares of that Acquiring Fund and the assumption by that Acquiring Fund of all of the liabilities of that Acquired Fund;

•	No gain or loss will be recognized by the shareholders of the applicable Acquired Fund upon the exchange of their shares of that Acquired Fund for shares of the corresponding Acquiring Fund as part of the Reorganization;

•	The aggregate tax basis of the shares of the applicable Acquiring Fund that each shareholder of the corresponding Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the shares of that Acquired Fund exchanged therefor;

•	The holding period of each shareholder of the applicable Acquired Fund for the shares of the corresponding Acquiring Fund received in the Reorganization will include the period for which such shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of Acquired Fund as capital assets on the date of the exchange; and

•	The taxable year of the applicable Acquired Fund will not end as a result of the Reorganization.

In rendering each opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, IMST, the applicable Acquired Fund and the applicable Acquiring Fund. The condition that the parties to each Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with any Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

For U.S. federal income tax purposes, net capital losses recognized by a fund in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before a regulated investment company may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. By reason of the Reorganizations, the Acquiring Funds will succeed to and take into account any capital loss carryforwards of the respective Acquired Funds. The Reorganizations are not expected to result in limitations on the Acquiring Funds’ ability to use the capital loss carryforwards of the respective Acquired Funds.

5.	Comparison of Forms of Organization and Shareholder Rights

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law. Each Acquired Fund is a separate series of the Trust, which is organized as a Delaware statutory trust. Each Acquiring Fund is a separate series of IMST, which is also organized as a Delaware statutory trust. Each Acquired Fund and Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trust’s operations are governed by its Agreement and Declaration of Trust, By-Laws and applicable state law. IMST’s operations are governed by its Agreement and Declaration of Trust, By-Laws and applicable state law.

Shareholder Liability. Under the Delaware Statutory Trust Act, shareholders of the Acquired funds are entitled to the same limitations of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Board of Trustees. Each Reorganization will result in a change in the board of trustees governing the applicable Fund because the trustees of IMST are different from the trustees of the Trust. The Board of Trustees of the Trust has four trustees, one of whom is an “interested person” of the Trust as that term is defined under the 1940 Act. For more information, refer to the applicable Statement of Additional Information dated May 1, 2015 for each Acquired Fund, which is incorporated by reference into this Proxy Statement.

The Board of Trustees for IMST has five trustees, two of whom are “interested persons” of IMST. For more information, refer to the Statement of Additional Information dated ______, 2016 relating to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

Following the Reorganizations, the Board of Trustees of IMST has reserved the right to create and issue additional classes of each Acquiring Fund. Each share of a series or class will represent an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.

6.	Capitalization

The Berwyn Fund

The capitalization of Acquired Fund as of January 11, 2016 and Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Acquired Fund	Pro forma Acquiring Fund
Net Assets	$146,268,482	$146,268,482
Shares Outstanding	5,952,111	5,952,111
Net Asset Value per Share	$24.57	$24.57

The Berwyn Income Fund

The capitalization of Acquired Fund as of January 11, 2016 and Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Acquired Fund	Pro forma Acquiring Fund
Net Assets	$1,718,547,020	$1,718,547,020
Shares Outstanding	134,730,732	134,730,732
Net Asset Value per Share	$12.76	$12.76

The Berwyn Cornerstone Fund

The capitalization of Acquired Fund as of January 11, 2016 and Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Acquired Fund	Pro forma Acquiring Fund
Net Assets	$15,737,075	$15,737,075
Shares Outstanding	1,263,401	1,263,401
Net Asset Value per Share	$12.46	$12.46

G.	Additional Information about the Funds

1.	Past Performance of the Acquired Funds

The Berwyn Fund

Performance Summary

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Berwyn Fund by showing the changes in the Fund’s performance from year to year for each of the last 10 calendar years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance. Updated performance information, current through the most recent month end, is available at www.theberwynfunds.com/PricesPerformance.asp or by calling (800) 992-6757.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. If the current Reorganization is approved, the Acquiring Fund will assume the performance history of the Acquired Fund.

Highest Calendar Quarter Return at NAV	24.58%	Quarter ended 09/30/2009
Lowest Calendar Quarter Return at NAV	-24.46%	Quarter ended 12/31/2008

Average Annual Total Returns (for periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Return Before Taxes	-14.41%	6.32%	4.96%
Return After Taxes on Distributions	-14.84%	4.68%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	-7.78%	5.22%	4.09%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.55% of the average value of its portfolio.

The Berwyn Income Fund

Performance Summary

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Berwyn Income Fund by showing the changes in the Fund’s performance from year to year for each of the last 10 calendar years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance. Updated performance information, current through the most recent month end, is available at www.theberwynfunds.com/PricesPerformance.asp or by calling (800) 992-6757.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. If the current Reorganization is approved, the Acquiring Fund will assume the performance history of the Acquired Fund.

35.00%
25.00%
15.00%
5.00%
-5.00%
-15.00%
-25.00%
-35.00%
8.65%
6.83%
-10.19%
30.22%
10.06%
3.09%
7.96%
15.83%
3.32%
-3.30%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Highest Calendar Quarter Return at NAV	12.44%	Quarter ended 06/30/2009
Lowest Calendar Quarter Return at NAV	-8.09%	Quarter ended 12/31/2008

Average Annual Total Returns (for periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Return Before Taxes	-3.30%	5.19%	6.76%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Citigroup Broad Investment Grade Bond Index (reflects no deduction for fees, expenses or taxes)	0.53%	3.23%	4.60%
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	-4.64%	4.84%	6.81%
Lipper Income Fund Index	-1.54%	4.94%	4.69%

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.83% of the average value of its portfolio.

The Berwyn Cornerstone Fund

Performance Summary

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Berwyn Cornerstone Fund by showing the changes in the Fund’s performance from year to year for each of the last 10 years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance. Updated performance information, current through the most recent month end, is available at www.theberwynfunds.com/PricesPerformance.asp or by calling (800) 992-6757.

The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. If the current Reorganization is approved, the Acquiring Fund will assume the performance history of the Acquired Fund.

45.00%
35.00%
25.00%
15.00%
5.00%
-5.00%
-15.00%
-25.00%
-35.00%
-45.00%
18.28%
0.19%
-28.61%
30.21%
8.57%
-2.59%
13.02%
38.64%
-0.97%
-15.16%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Highest Calendar Quarter Return at NAV	16.77%	Quarter ended 09/30/2009
Lowest Calendar Quarter Return at NAV	-21.65%	Quarter ended 12/31/2008

Average Annual Total Returns (for periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Return Before Taxes	-15.16%	5.10%	4.37%
Return After Taxes on Distributions*	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares*	[ ]%	[ ]%	[ ]%
Standard & Poor’s MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	-2.18%	10.68%	8.18%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)[1]	1.38%	12.57%	7.31%

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.33% of the average value of its portfolio.

Investment Advisors and Portfolio Managers

Each Acquired Fund’s investment adviser is The Killen Group, Inc. Killen is a Pennsylvania corporation that was formed in September 1982. Its address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. Robert E. Killen is Chairman, Chief Executive Officer and majority shareholder of Killen. Pursuant to investment advisory agreements between the Trust and Killen, Killen provides the Acquired Funds with investment management services. These services include advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Acquired Funds. Each Acquired Fund is permitted to pay brokerage commissions to brokers who are affiliated with Killen or the Trust.

For its investment advisory services to the Berwyn Fund, Killen receives a fee at the annual rate of 1.00% of the first $500 million of the Fund’s average daily net assets, 0.95% of the next $500 million of the Fund’s average daily net assets and 0.90% of such assets over $1 billion. For its investment advisory services to the Berwyn Income Fund, Killen receives a fee at the annual rate of 0.50% of the first $1.75 billion of the Fund’s average daily net assets, 0.48% of the next $1.75 billion of the Fund’s average daily net assets and 0.46% of such assets over $3.5 billion. For its investment advisory services to the Berwyn Cornerstone Fund, Killen receives a fee at the annual rate of 0.85% of the Fund’s average daily net assets. In addition, Killen has entered into an Expense Limitation Agreement under which Killen has contractually agreed until at least May 1, 2016 to waive Management Fees and/or reimburse Fund expenses so that the Berwyn Cornerstone Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) do not exceed 1.25% of the Fund’s average daily net assets.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreements between the Trust and Killen is included in each Acquired Fund’s semi-annual report for the period ended June 30, 2015.

Killen will not serve as investment adviser for the Acquiring Funds. Chartwell Investment Partners, LLC, a Pennsylvania limited liability company founded in 1997 which maintains its principal offices at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312 will serve as each Acquiring Fund’s investment adviser. Chartwell is a wholly-owned subsidiary of TriState Capital Holdings, Inc., a registered bank holding company based in Pittsburgh, Pennsylvania. Chartwell has agreed to acquire Killen, simultaneously with the Reorganizations. As a result, the portfolio management personnel who, while at Killen, have managed each Acquired Fund, will manage the corresponding Acquiring Fund as employees of Chartwell, and the Reorganizations will not change the way the Acquiring Funds’ assets are managed. There will be no change in the annual advisory fee rate paid by a Fund in connection with the Reorganizations.

Chartwell has contractually agreed, for a period of two years from the date of the applicable Reorganization, to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.22%, 0.64% and 1.25% of the average daily net assets of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively. Each expense limitation agreement may only be terminated after the initial two year period by the IMST Trust’s Board of Trustees.

George Cipolloni III, Lee S. Grout, Robert E. Killen and Mark J. Saylor are jointly and primarily responsible for the day-to-day management of the Acquired Funds’ portfolios.  Killen has an Investment Management Committee (the “Committee”) of portfolio managers and analysts dedicated to managing the Acquired Funds.  These portfolio managers will remain the same for each Acquiring Fund.

Mr. Cipolloni is a Vice President, Research Analyst, Portfolio Manager and a shareholder of Killen. Mr. Cipolloni’s primary responsibilities within the Committee include research, fixed income trading and portfolio analysis. Mr. Cipolloni joined Killen in 2002. He is a Chartered Financial Analyst.

Mr. Grout is an Executive Vice President, Head of Research, Portfolio Manager and a shareholder of Killen. Mr. Grout’s primary responsibilities within the Committee include research and portfolio analysis, with an emphasis on fundamental equity research. Mr. Grout joined Killen in 1997. He is a Chartered Financial Analyst.

Mr. Killen is Chairman, Chief Executive Officer, Portfolio Manager and majority shareholder of Killen. Mr. Killen’s primary responsibilities within the Committee include research and technical analysis, with an emphasis on fundamental equity research. Mr. Killen founded Killen in 1982 and has over 40 years of investment management experience.

Mr. Saylor is a Research Analyst and Portfolio Manager of Killen. Mr. Saylor’s primary responsibilities with the Committee include research, fixed income trading and portfolio analysis. Mr. Saylor joined Killen in 2007. He is a Chartered Financial Analyst.

The Acquired Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquired Funds.

Other Service Providers

The following chart describes the service providers to the Acquired Funds and the Acquiring Funds:

	Acquired Funds	Acquiring Funds
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Ultimus Fund Distributors, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Transfer Agent	Ultimus Fund Solutions, LLC	UMB Fund Services, Inc.
Auditor	BBD, LLP	Tait, Weller & Baker LLP
Custodian	U.S. Bank, N.A,	UMB Bank, n.a.

3.	Section 15(f) Safe Harbor

Because Killen will receive payments from Chartwell in relation to Chartwell’s acquisition of Killen, Chartwell and Killen have agreed to use their commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

•	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Board of Trustees of the Trust was advised that Chartwell and Killen were not aware of any circumstances relating to the Reorganizations that might result in the imposition of such an “unfair burden” on any Acquired Fund as a result of the transaction between Chartwell and Killen.

•	Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Board of Trustees of IMST will satisfy this condition at the time of the applicable Reorganization.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Trust to solicit your vote at a special meeting of shareholders of The Berwyn Funds. The Special Meeting will be held the offices of The Killen Group, Inc., at 1199 Lancaster Avenue, Berwyn, Pennsylvania, 19312 on March 31, 2016.

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the applicable Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on January 11, 2016 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of an Acquired Fund held as of the close of business on January 11, 2016 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of one-third (33 1/3%) of the shares of an Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to such Acquired Fund.

Vote Required

Approval of a Reorganization of an Acquired Fund will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of an Acquired Fund do not approve the proposed Reorganization of that Acquired Fund, then the Reorganization of that Acquired Fund will not be implemented, regardless of the outcome of the shareholder vote to approve either of the other proposed Reorganizations. In such case, the Board will consider what further actions to take with respect to the Acquired Fund(s) that will not be reorganized, which may include liquidation of such Acquired Fund(s).

Adjournments

If a quorum of shareholders of an Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to an Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to an Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposed Reorganization of the Acquired Fund. However, the persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct such persons to vote against the proposed Reorganization.

If sufficient votes in favor of the Reorganization of an Acquired Fund are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a favorable vote on the proposed Reorganization of the Acquired Fund. However, the persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct such persons to vote against the proposed Reorganization. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. The costs of any additional solicitation and of any adjourned session will be borne by The Killen Group,Inc.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power. As a result, these shares will be treated as broker non-votes (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against a proposal. Abstentions will not be voted “FOR” any adjournment. Broker non-votes may, at the discretion of the proxies named therein, be voted “FOR” any adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting. The Board of Trustees of the Trust has fixed the close of business on January 11, 2016 (“Record Date”) as the record date for determining the shareholders of each Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of Killen, who will not be paid for these services. Killen has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to provide proxy services, at an anticipated cost of approximately $450,000.  Killen will bear the costs of the Special Meeting, including legal costs, the costs of retaining Broadridge, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of each Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the applicable Acquired Fund at the Special Meeting. As of that date, the following numbers of shares were outstanding for each Acquired Fund:

Fund	Shares Outstanding & Entitled to Vote (unaudited)
Berwyn Fund	5,939,296
Berwyn Income Fund	134,621,915
Berwyn Cornerstone Fund	1,262,836

There were no outstanding shares of any of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

To the knowledge of each Acquired Fund, as of January 11, 2016, the following persons owned of record or beneficially 5% or more of the outstanding shares of each Fund, respectively.

Berwyn Fund

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Fund
National Financial Services LLC One World Financial Center New York, New York 10281	20.28%
Ameritrade Inc. For the Exclusive Benefit of Customer PO Box 2226 Omaha, Nebraska 68103	13.83%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94101	12.16%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	10.06%
Suntrust [ ]	5.42%
LPL Financial Services 9785 Towne Centre Drive San Diego, California 92121	5.02%

Berwyn Income Fund

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Fund
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94101	26.98%
National Financial Services LLC One World Financial Center New York, New York 10281	21.39%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	12.07%
Ameritrade Inc. For the Exclusive Benefit of Customer PO Box 2226 Omaha, Nebraska 68103	11.04%

Berwyn Cornerstone Fund

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Fund
National Financial Services LLC One World Financial Center New York, New York 10281	44.28%
Ameritrade Inc. For the Exclusive Benefit of Customer PO Box 2226 Omaha, Nebraska 68103	18.04%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399	6.03%

E.	Interest of Certain Persons in the Transaction

George Cipolloni III, Lee S. Grout, Robert E. Killen, and Mark J. Saylor, each a portfolio manager of the Acquired Funds and Acquiring Funds and a shareholder of Killen, may be deemed to have an interest in the Reorganizations because Chartwell’s agreement to acquire Killen is conditioned upon the Reorganizations.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If a Reorganization is not completed, the next meeting of the shareholders of the applicable Acquired Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board of Trustees, to be included in an Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of each Acquiring Fund in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Morgan Lewis & Bockius, LLP.

D.	Auditors

The financial statements of each Acquired Fund for the year ended December 31, 2014, contained in each Acquired Fund’s 2014 Annual Report to Shareholders, have been audited by BBD, LLP, independent registered public accounting firm. The Acquiring Funds are newly created and do not yet have a financial history.

E.	Information Filed with the SEC

The Trust and IMST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION BY AND BETWEEN
INVESTMENT MANAGERS SERIES TRUST AND THE BERWYN FUNDS

DATED __________, 2016

ii

ARTICLE XXVII. NOTICES	A-20
ARTICLE XXVIII. EXPENSES	A-21
ARTICLE XXX. THE ENTIRE AGREEMENT	A-21
ARTICLE XXXI. COUNTERPARTS	A-21
ARTICLE XXXII. FAILURE OF ONE FUND TO CONSUMMATE THE REORGANIZATION.	A-21

iii

AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION dated as of [______], 2016 ("Agreement") is among Investment Managers Series Trust, a Delaware statutory trust (the “Acquiring Company”), on behalf of each of its series listed as an acquiring fund in Section 1.02 (each, an “Acquiring Fund”) with its principal place of business at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, The Berwyn Funds, Inc., a Delaware statutory trust (“Acquired Company”), on behalf of each of its series listed as an acquired fund in Section 1.02 (each, an “Acquired Fund”) located at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246, and solely for purposes of Section[s] [______], The Killen Group, Inc. (“Acquired Fund Adviser”) a Pennsylvania corporation with its principal address at 1189 Lancaster Avenue, Berwyn, PA 19312, [and solely for purposes of Section[s] [______], Chartwell Investment Partners, LLC, (“Acquiring Fund Adviser”) a Pennsylvania limited liability company with its principal address at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.]

     This Agreement shall be treated for all purposes as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement;

     WHEREAS, each Acquiring Fund is a series of the Acquiring Company, an open-ended management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, each Acquired Fund is a series of the Acquired Company, an open-ended management investment company registered pursuant to the 1940 Act;

     WHEREAS, the parties desire that the assets of each Acquired Fund be acquired by its corresponding Acquiring Fund as set out in Section 1.02 in exchange for the assumption of its liabilities by the Acquiring Fund and an aggregate equivalent net value of newly issued shares of beneficial interest of the Acquiring Fund, as applicable, which shares shall thereafter be distributed by the Acquired Company to the holders of the its shares, as applicable, in liquidation and dissolution of that Acquired Fund, all as described in this Agreement (the "Reorganization");

     WHEREAS, the Reorganization with respect to each of the Acquired Funds shall occur at the Effective Time of the Reorganization and Closing;

     WHEREAS, the Reorganization is intended to be a reorganization, and this agreement is adopted as a plan of reorganization, within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder; and

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I. TRANSFER OF ASSETS OF ACQUIRED FUNDS.

1.01 (a) At the Effective Time of the Reorganization (as defined in Article IX) with respect to each of the Acquired Funds, all property of every description, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action in respect of that Acquired Fund, and all other intangible property and assets of that Acquired Fund, free and clear of all liens and encumbrances, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Paragraph (g) of Article IV (such assets, the "Acquired Assets") shall be transferred and conveyed by the Acquired Company on behalf of each one of its Acquired Funds as set forth in Section 1.02, to Acquiring Company and shall be accepted by Acquiring Company on behalf of the corresponding Acquiring Fund as set forth in Section 1.02. Acquiring Company, on behalf of each Acquiring Fund, shall assume all liabilities whether accrued, absolute, contingent or otherwise, of the corresponding Acquired Fund (the "Acquired Liabilities"), so that at and after the Effective Time of the Reorganization with respect to such Acquired Fund: (i) all of its Acquired Assets shall become and be the assets of its corresponding Acquiring Fund; and (ii) all of its Acquired Liabilities shall attach to its corresponding Acquiring Fund and may thereafter be enforced against such Acquiring Fund as if the same had been incurred by it. Without limiting the generality of the foregoing, the Acquired Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by an Acquired Fund, and (subject to Section 1.01(b)) any deferred or prepaid expenses shown as an asset on an Acquired Fund's books, at the Effective Time of the Reorganization of such Acquired Fund, and all goodwill, all other intangible property and all books and records belonging to an Acquired Fund. Recourse by any person for the Acquired Liabilities assumed by an Acquiring Fund shall, at and after the Effective Time of the Reorganization of the corresponding Acquired Fund, be limited to such Acquiring Fund.

(b) Prior to the Effective Time of the Reorganization, each Acquired Fund will endeavor to discharge all of its liabilities and obligations that are or will become due prior to the Closing.

1.02 Each of the Acquired Funds shall be acquired by a newly registered corresponding Acquiring Fund as set forth in the following table:

ACQUIRED COMPANY’S SELLING FUNDS	ACQUIRING COMPANY’S BUYING FUNDS
BERWYN FUND	BERWYN FUND
BERWYN INCOME FUND	BERWYN INCOME FUND
BERWYN CORNERSTONE FUND	BERWYN CORNERSTONE FUND

1.03 In exchange for the transfer of the Acquired Assets, the Acquiring Company, on behalf of each Acquired Fund, shall simultaneously assume the Acquired Liabilities of the applicable corresponding Acquired Fund and issue at the applicable Effective Time of the Reorganization to the corresponding Acquired Fund a number of full and fractional shares, to the third decimal place, of the corresponding Acquiring Fund specified in Section 1.02, all determined and adjusted as provided in this Agreement (together, the "Acquiring Company Shares"). For each Acquired Fund, the shares of the corresponding Acquiring Fund so issued will have an aggregate net asset value equal to the value of the Acquired Assets, net of the Acquired Liabilities, that are represented by the shares of the Acquired Fund, all determined and adjusted as provided in this Agreement.

1.04 The net asset value of shares of the Acquiring Funds and the net asset value of the Acquired Funds shall be determined as of the applicable Valuation Time with respect to each Acquired Fund specified in Article III.

1.05 The net asset value of shares of each Acquiring Fund shall be computed by UMB Fund Services, Inc. (the “Acquiring Company Co-Administrator”) in the manner set forth in such Acquiring Fund's then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of the each Acquired Fund shall be computed by Ultimus Fund Solutions, LLC (the “Acquired Company Administrator”) and shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Company Co-Administrator and the Acquired Company Administrator.

1.06 The number of shares of each Acquiring Fund to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Acquired Liabilities shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the shares of each Acquired Fund, as determined in accordance with Paragraph 1.05 hereof, by the NAV of the shares of the corresponding Acquiring Fund, as determined in accordance with Paragraph 1.05 hereof.

1.07 The Acquiring Company and the Acquired Company shall cause each of UMB Fund Services, Inc. in its capacity as Fund Accounting Agent for the Acquiring Company (the “Acquiring Company Accounting Agent”), and the Acquired Company Administrator, to deliver a copy of its valuation report to the other party at the Closing (defined below). All computations of value shall be made by the Acquiring Company Accounting Agent and the Acquired Company Administrator in accordance with its regular practice as pricing agent for the Acquiring Funds and the Acquired Funds, respectively.

ARTICLE II. LIQUIDATING DISTRIBUTIONS AND TERMINATION OF THE ACQUIRED FUNDS.

Immediately after the Effective Time of the Reorganization with respect to each Acquired Fund, such Acquired Fund shall distribute in complete liquidation pro rata to the record holders in proportion to their respective holdings of its shares at the applicable Effective Time of the Reorganization the shares of the corresponding Acquiring Fund identified in Section 1.02. In addition, each shareholder of record of an Acquired Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the applicable Effective Time of the Reorganization with respect to the shares of that Acquired Fund that are held by the shareholder at the applicable Effective Time of the Reorganization. In accordance with instructions it receives from the Acquired Company, the Acquiring Company shall record on its books the ownership of shares of each Acquiring Fund by the record holders of the shares of the Acquired Fund identified in Section 1.02. All of the issued and outstanding shares of each Acquired Fund shall be redeemed and canceled on the books of the Acquired Company at the Effective Time of the Reorganization of such Acquired Fund and shall thereafter represent only the right to receive the shares of the corresponding Acquiring Fund identified in Section 1.02, and any dividends and distributions declared pursuant to Paragraph (g) of Article IV, and the Acquired Company's transfer books shall be closed permanently.

As soon as practicable after the Effective Time of the Reorganization, the Acquired Company and each Acquired Fund shall make all filings, including but not limited to regulatory reports, tax returns or other documents, and take all other steps as shall be necessary and proper to effect its complete dissolution, and shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and any and all documents that may be necessary to terminate its existence under state law. After the Effective Time of the Reorganization, the Acquired Company shall not conduct any business except in connection with its liquidation, dissolution and deregistration.

ARTICLE III. VALUATION TIME. Subject to Section 1.05 hereof, the Valuation Time for the Reorganization shall be 4:00 P.M., Eastern Time, on the business day (any day that the New York Stock Exchange is opened for business, "Business Day") preceding the Effective Time of the Reorganization and Closing, or such other time and on such date as may be agreed in writing by the duly authorized officers of both parties hereto.

ARTICLE IV. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED COMPANY. The Acquired Company, on behalf of itself and each Acquired Fund, represents and warrants to, and covenants to, the Acquiring Company and each corresponding Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and at the Effective Time of the Reorganization as though made and as of the Effective Time of the Reorganization, as follows:

a)	It is a Delaware statutory trust duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the State of Delaware. It is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the 1940 Act and such registration is in full force and effect. Each Acquired Fund is a separate series of the Acquired Company.

b)	The current Prospectus and Statement of Additional Information of each Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

c)	Each Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund's Prospectus, except as previously disclosed in writing to the Acquired Fund.

d)	It has power to own all of its properties and assets and, subject to the approvals of shareholders referred to herein, to carry out and consummate the transactions contemplated hereby, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

e)	This Agreement has been duly authorized, executed and delivered by the Acquired Company, and represents the Acquired Company's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate Acquired Company's Agreement and Declaration of Trust or bylaws or any agreement or arrangement to which it is a party or by which it is bound.

f)	It has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Funds.

g)	Each Acquired Fund is a separate series of the Acquired Company treated as a separate corporation from each other series of the Acquired Company under Section 851(g) of the Code. For each taxable year of its existence, each Acquired Fund has had in effect an election to be a regulated investment company under Subchapter M of Title A, Chapter 1 of the Code, has satisfied, and, for the current taxable year, subject to the accuracy of the representations and warranties in Article V(d), expects to satisfy, all of the requirements of Subchapter M of Title A, Chapter 1 of the Code for treatment as a regulated investment company, and for each such taxable year, that Acquired Fund has been (or, for the current taxable year, subject to the accuracy of the representations and warranties in Article IV(d), expects to be) eligible to compute its federal income tax under Section 852 of the Code. No Acquired Fund has or will have any unpaid tax liability under Section 4982 of the Code for any period ending on or before the date of the Effective Time of the applicable Reorganization.

h)	All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the applicable Acquired Fund due, or properly shown to be due on any return filed by or in respect of that Acquired Fund or its Acquired Assets, with respect to taxable periods ending on or prior to, and the portion of any interim period up to and including, the date hereof and the Effective Time of the Reorganization, as applicable, have been fully and timely paid or provided for; all returns related thereto that the applicable Acquired Fund (or the Acquired Company on behalf of the Acquired Fund) was required to file were properly filed on a timely basis and were complete and accurate in all material respects; the Acquired Funds have not waived or executed any applicable statute of limitations relating to the assessment or collection of Taxes; the tax bases of the Acquired Assets are accurately reflected on the Acquired Funds' books and records; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Assets. Neither the Acquired Company nor any Acquired Fund has been notified in writing that any examinations of the Tax Returns of the Acquired Company or any Acquired Fund are currently in progress or threatened, and no deficiencies have been proposed, asserted, threatened, or assessed in writing against the Acquired Company or any Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority. All Taxes that an Acquired Fund is required by law to have withheld or collected have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency. All information reports relating to Tax matters that the Acquired Company or an Acquired Fund has been required to provide have been timely provided and all such reports have been complete and accurate in all material respects.

i)	The financial statements of each Acquired Fund listed in Section 1.02 for the fiscal year ended December 31, 2014, audited by BBD, LLP, copies of which have been previously furnished to the Acquiring Company, present fairly the financial position of each Acquired Fund as of the date indicated and the results of its operations for the year and period then ended as of such date, in conformity with generally accepted accounting principles. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of an Acquired Fund has been disclosed or is required to be disclosed in the Acquired Funds' reports on Form N-CSR, and no such deficiency, weakness, fraud, change, event or other factor exists respecting the Acquired Funds that will be required to be disclosed in the Acquiring Funds' Form N-CSR after the Effective Time of the Reorganization.

j)	At both the Valuation Time and the Effective Time of the Reorganization with respect to each Acquired Fund, there shall be no known liabilities of such Acquired Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset values per share of its outstanding classes of shares.

k)	There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquired Company or an Acquired Fund which could result in liability on the part of the Acquired Company or an Acquired Fund.

l)	Subject to the approvals of shareholders referred to herein, at both the Valuation Time and the Effective Time of the Reorganization, each Acquired Fund shall have full right, power and authority to sell, assign, transfer and deliver the Acquired Assets of such Acquired Fund and, upon delivery and payment for the Acquired Assets as contemplated herein, the corresponding Acquiring Fund shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

m)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act "), the 1940 Act, the rules and regulations under each of those Acts, and state securities laws.

n)	The information to be furnished by the Acquired Company for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

o)	With respect to materials and information provided by the Acquired Company in connection with the registration statement filed by the Acquiring Company on Form N-14 relating to the shares of the Acquiring Funds that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Funds and the prospectuses of the Acquiring Funds with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein and at the Effective Time of the Reorganization:

i.	shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts, and state securities laws, and
ii.	shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

p)	All of the issued and outstanding shares of each class of each Acquired Fund have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of an Acquired Fund has any preemptive right of subscription or purchase in respect of such shares.

q)	The Acquired Funds shall not sell or otherwise dispose of any shares of the Acquiring Funds to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

r)	The Acquired Funds' securities lending program shall be closed-out and all related matters shall be settled at the time of the Closing.

ARTICLE V. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING COMPANY.

The Acquiring Company, on behalf of itself and each Acquiring Fund, represents and warrants to, and covenants to, the Acquired Company, which representations, warranties and covenants will be true and correct on the date hereof and at the Effective Time of the Reorganization as though made and as of the Effective Time of the Reorganization, as follows:

a)	It is a Delaware statutory trust duly created pursuant to its Agreement and Declaration of Trust, as amended, for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the State of Delaware. It is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect. Each Acquiring Fund is a separate series of the Acquiring Company.

b)	The current Prospectus and Statement of Additional Information of each Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

c)	It has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

d)	This Agreement has been duly authorized, executed and delivered by the Acquiring Company, and represents Acquiring Company's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Acquiring Company's Agreement and Declaration of Trust or bylaws or any agreement or arrangement to which it is a party or by which it is bound.

e)	Each Acquiring Fund is a newly-formed separate series of the Acquiring Company that, immediately following the applicable Reorganization, will be treated as a separate corporation from each other series of the Acquiring Company under Section 851(g) of the Code. Prior to the Effective Time of the applicable Reorganization, each Acquiring Fund will have no assets, liabilities or operations of any kind other than such activities as are customary to the organization of a new series prior to its commencement of investment operations, including the issuance of a nominal number of initial shares of the Acquiring Fund to an affiliate of the Acquiring Company (the “Initial Shares”) for the purpose of enabling such affiliate to vote on matters required by the Investment Company Act, which Initial Shares shall be redeemed by the Acquiring Fund at or before the Effective Time of the applicable Reorganization for the price at which they were issued. Subject to the accuracy of the representations and warranties in Article IV(d), for the taxable year that includes the Effective Time of the applicable Reorganization, the Acquiring Company expects that the Acquiring Fund will meet the requirements of Subchapter M of Title A, Chapter 1 of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

f)	At both the Valuation Time and the Effective Time of the Reorganization with respect to each Acquiring Fund, there shall be no known liabilities of such Acquiring Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset values per share of its outstanding classes to be issued pursuant to this Agreement.

g)	There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Company or an Acquiring Fund which could result in liability on the part of the Acquiring Company or an Acquiring Fund.

h)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts, and state securities laws.

i)	The information to be furnished by the Acquiring Company for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

j)	The N-14 Registration Statement on its effective date, at the time of any shareholders' meetings referred to herein and at the Effective Time of the Reorganization, except with respect to information and materials provided by the Acquired Company:

i.	shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts, and state securities laws, and

ii.	shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

k)	There shall be no issued and outstanding shares of any Acquiring Fund prior to the Closing date other than those issued to a seed capital investor in order to commence operations of the Acquiring Funds.

l)	The shares of each class of each Acquiring Fund to be issued and delivered to the corresponding Acquired Fund for the account of record holders of shares of the Acquired Fund, pursuant to the terms hereof, will be, at the Closing date, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. Each Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

m)	Each Acquiring Fund is, and will be at the time of Closing, a newly created series, without assets (other than seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the corresponding Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

ARTICLE VII. SHAREHOLDER ACTION ON BEHALF OF THE ACQUIRED COMPANY.

7.01 As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization applicable to each Acquired Fund and as a condition to the Reorganization, the Board of Directors of the Acquired Company shall call, and the Acquired Company shall hold, a meeting of the shareholders of the Acquired Funds for the purpose of considering and voting upon:

a.	Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

i.	The transfer of the Acquired Assets belonging to each Acquired Fund to the corresponding Acquiring Fund, and the assumption by such Acquiring Fund of the Acquired Liabilities of such Acquired Fund, in exchange for a class or classes of shares of an Acquiring Fund, as set forth in Section 1.02.

ii.	The liquidation of each Acquired Fund through the distribution to its record holders of shares of the class or classes of shares of the corresponding Acquiring Fund as described in this Agreement.

b.	Such other matters as may be determined by the Board of Directors or authorized officers of the parties.

7.02 Approval of this Reorganization Agreement by the shareholders of the Acquired Funds shall constitute the waiver of the application of any fundamental policy of such Acquired Funds that might be deemed to prevent them from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

ARTICLE VIII. N-14 REGISTRATION STATEMENT AND PROXY SOLICITATION MATERIALS.

The Acquiring Company shall prepare and file the N-14 Registration Statement under the 1933 Act with the SEC as promptly as practicable. Each of the Acquiring Company and the Acquired Company has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts, and state securities laws, to be included in the N-14 Registration Statement.

ARTICLE IX. EFFECTIVE TIME OF THE REORGANIZATION; CLOSING.

9.01 Delivery of the Acquired Assets of each Acquired Fund and the shares of the classes of the corresponding Acquiring Fund to be issued pursuant to Article I and the liquidation of each Acquired Fund's Shares pursuant to Article II shall occur at the opening of business on or about [_______], 2016 (the "Effective Time of the Reorganization"), or on such other date, and at such place and time, as may be determined by the President or any Vice President of each party hereto, and together with related acts necessary to consummate the same as of the Effective Time of the Reorganization (the "Closing"). To the extent any Acquired Assets are, for any reason, not transferred at the applicable Closing, the Acquired Company shall cause such Acquired Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

9.02 All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing date unless otherwise provided.

9.03 In the event that on the Valuation Date, (a) any of the primary markets for securities held by the Acquired Funds is closed to trading; or (b) trading thereon is restricted; or (c) trading or the reporting of trading on said markets or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Closing shall be postponed until the first Business Day after the day when trading shall have been fully resumed and reporting shall have been restored.

9.04 The Acquired Company shall cause U.S. Bank, N.A. as custodian for the Acquired Company (the "Custodian"), to deliver to the Acquiring Company at the Closing a certificate of an authorized officer stating that:

a)	the Acquired Company's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Company on the Closing date; and

b)	all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Company.

9.05 The Acquired Company shall cause Ultimus Fund Solutions, LLC (“Ultimus”), as transfer agent for the Acquired Company to deliver to the Acquiring Company at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Acquired Company shareholders, and the number of outstanding common shares of each Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Company shall issue and deliver or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Acquired Company a confirmation evidencing the Acquiring Company Shares credited on the Closing date to the Secretary of the Acquired Company or provide evidence satisfactory to the Acquired Company that such Acquiring Company Shares have been credited to the accounts of the applicable Acquired Fund on the books of the Acquiring Company.

9.06 At the Closing, each party shall deliver to the other such bills of sale, checks assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE X. ACQUIRING COMPANY CONDITIONS.

The obligations of the Acquiring Company hereunder with respect to each Acquiring Fund shall be subject to the following conditions precedent:

a)	This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of each Acquired Fund, in the manner required by law and in accordance with the Acquired Company’s Agreement and Declaration of Trust and bylaws, and certified copies of the resolutions evidencing such approval by each Acquired Fund’s shareholders shall have been delivered by the Acquired Company to the Acquiring Company.

b)	With respect to each Acquired Fund, the Acquired Company's Board of Directors, including a majority of Directors who are not "interested persons" as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of each Acquired Fund and that the interests of the existing shareholders of each Acquired Fund would not be diluted as a result of such transactions.

c)	All consents, orders, permits, and exemptions of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) reasonably deemed necessary by the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained.

d)	The Acquired Company shall have duly executed and delivered to the Acquiring Company such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of the Acquired Funds in and to the Acquired Assets of such Acquired Fund. The Acquired Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

e)	All representations and warranties of the Acquired Company made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. As of the Valuation Time and the Effective Time of the Reorganization applicable to each Acquired Fund, there shall have been no material adverse change in the financial position of an Acquired Fund since December 31, 2014 other than those changes incurred in the ordinary course of business as an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

f)	The Acquired Company shall have delivered to the Acquiring Company on the business day immediately following the Closing date the Statement of Assets and Liabilities of each Acquired Fund, together with a list of each Acquired Fund’s portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing date, certified by the Acquired Company’s Treasurer or Assistant Treasurer.

g)	The Acquiring Company shall have received a favorable opinion as to the due authorization of this Agreement by the Acquired Company, on behalf of the Acquired Funds, and related matters, of [________]addressed to the Acquiring Company in form reasonably satisfactory to it and dated the Closing date applicable to each Acquired Fund.

h)	The Acquiring Company shall have received an opinion of Morgan, Lewis & Bockius LLP addressed to Acquiring Company and Acquired Company in the form reasonably satisfactory to them and dated the Closing date, to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions satisfactory to Acquiring Company and Acquired Company, for Federal income tax purposes, with respect to each Reorganization:

i.	The acquisition by an Acquiring Fund of the Acquired Assets of the corresponding Acquired Fund in exchange for the Acquiring Fund's assumption of the Acquired Liabilities of the Acquired Fund and issuance of the shares of the Acquiring Fund to the Acquired Fund, followed by the distribution by the Acquired Fund of those shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund in accordance with the provisions hereof, will constitute a reorganization within the meaning of section 368(a) of the Code, and the Acquired Fund and Acquiring Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

ii.	No gain or loss will be recognized by the applicable Acquired Fund in the Reorganization on the transfer of its Acquired Assets to the corresponding Acquiring Fund solely in exchange for Acquiring Company Shares of the Acquiring Fund and the assumption by the Acquiring Company, on behalf of the Acquiring Fund, of the Acquired Liabilities of that Acquired Fund, or upon the distribution of the Acquiring Company Shares of that Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

iii.	The tax basis in the hands of each Acquiring Fund of each Acquired Asset transferred from the corresponding Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

iv.	The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the corresponding Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset);

v.	No gain or loss will be recognized by an Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Company Shares of that Acquiring Fund and the assumption of the Assumed Liabilities in the applicable Reorganization;

vi.	The shareholders of each Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of that Acquired Fund for the shares of the corresponding Acquiring Fund as part of the applicable Reorganization;

vii.	The aggregate tax basis of the shares of each Acquiring Fund received by each shareholder of the corresponding Acquired Fund in the applicable Reorganization will equal the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

viii.	The holding periods of the shares of each Acquiring Fund received by each shareholder of the corresponding Acquired Fund in the applicable Reorganization will include the holding periods of the shares of the Acquired Fund surrendered in exchange therefor, provided that those shares of the Acquired Fund are held by that shareholder as capital assets on the date of the exchange; and

ix.	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

i)	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

j)	The N-14 Registration Statement and each Acquiring Fund’s registration statement on Form N-1A shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Company or the Acquiring Company, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

k)	On the Closing date, no action, suit or other proceeding with respect to the Acquired Company or an Acquired Fund shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

l)	The President of the Acquired Company shall have certified that the Acquired Company has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

m)	The Acquired Company shall have delivered or caused to be delivered to the Acquiring Company each account, book, record or other document of Acquired Company applicable to such Acquired Company which is required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of what person possesses the same). Acquired Company has instructed its service contractors to provide Acquiring Company upon request with access to and copies of all documents belonging to the Acquired Company.

ARTICLE XI. ACQUIRED COMPANY CONDITIONS. The obligations of the Acquired Company hereunder with respect to each Acquired Fund shall be subject to the following conditions precedent:

a.	This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of each Acquired Fund, in the manner required by law and in accordance with the Acquired Company’s Agreement and Declaration of Trust and bylaws.

b.	With respect to each Acquiring Fund, the Acquiring Company Board of Trustees, including a majority of Trustees who are not "interested persons" as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of each Acquiring Fund and that the interests of the existing shareholders of each Acquiring Fund would not be diluted as a result of such transactions.

c.	All consents, orders, permits, and exemptions of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) reasonably deemed necessary by the Acquired Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained.

d.	All representations and warranties of the Acquiring Company made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

e.	Acquired Company shall have received a favorable opinion as to the due authorization of this Agreement by the Acquiring Company, on behalf of the Acquiring Funds, and related matters, of Morgan, Lewis & Bockius LLP, addressed to Acquired Company in form reasonably satisfactory to it and dated the Closing date applicable to each Acquiring Fund.
i.

f.	The Acquired Company shall have received an opinion of Morgan, Lewis & Bockius LLP addressed to Acquiring Company and the Acquired Company in the form reasonably satisfactory to them and dated the Closing date applicable to each Acquired Fund, with respect to the matters specified in Paragraph (f) of Article X.

g.	The N-14 Registration Statement and each Acquiring Fund’s registration statement on Form N-1A shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or to the knowledge of the Acquired Company or the Acquiring Company, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

h.	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

i.	On the Closing date, no action, suit or other proceeding with respect to the Acquiring Company or an Acquiring Fund shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

j.	The President or Vice President of the Acquiring Company shall have certified that the Acquiring Company has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

ARTICLE XII. TAX DOCUMENTS.
The Acquired Company shall deliver to the Acquiring Company at the Closing confirmations or other adequate evidence as to the adjusted tax basis in the hands of each Acquired Fund of the Acquired Assets then delivered to the Acquiring Company in accordance with the terms of this Agreement.

ARTICLE XIII. FINDER'S FEES.
Each party represents and warrants to each of the other parties hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

ARTICLE XIV. ANNOUNCEMENTS.
Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; PROVIDED, that nothing herein shall prevent any party upon notice to the other parties from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

ARTICLE XV. FURTHER ASSURANCES.
Subject to the terms and conditions herein provided, and any applicable laws, rules or regulations, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

ARTICLE XVI. TERMINATION OF REPRESENTATIONS AND WARRANTIES.
The representations and warranties included or provided for herein, or to be delivered pursuant hereto, shall not survive the consummation of the transactions contemplated hereunder, other than Articles XXIII,.

ARTICLE XVII. TERMINATION OF AGREEMENT.

17.01 This Agreement may be terminated by a party at any time at or prior to the Closing by the Board of Trustees of the Acquiring Company or the Board of Directors of the Acquired Company, as provided below:

(a) By the Acquiring Company if the conditions set forth in Article X are not satisfied as specified in said Article;
(b) By the Acquired Company if the conditions set forth in Article XI are not satisfied as specified in said Article;
(c) By resolution of the Acquiring Company’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of an Acquiring Fund’s shareholders;
(d) By resolution of the Acquired Company’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of an Acquired Fund’s shareholders; or
(c) By the mutual consent of the parties.

17.02 If a party terminates this Agreement as to any investment portfolio for any reason specified in Section 17.01 hereof, this Agreement will become null and void without any liability of either party or any of their investment portfolios to the other. If such termination is by the Acquiring Company pursuant to Section 17.01(a) as a result of a breach by the Acquired Company of any of its representations, warranties or covenants in this Agreement, or such termination is by the Acquired Company pursuant to Section 17.01(b) as a result of a breach by the Acquiring Company of any of its representations, warranties or covenants in this Agreement, there shall be no liability for damages on the part of the Acquired Company's Board of Directors or the Acquiring Company's Board of Trustees, in the absence of willful default of a party.

ARTICLE XVIII. AMENDMENT AND WAIVER.

At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Acquired Funds, (a) the parties hereto may, by written agreement authorized by their respective Board of Trustees and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Trustees of the waiving party with or without the approval of such party's shareholders).

ARTICLE XIX. GOVERNING LAW.
This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles otherwise applicable therein.

ARTICLE XX. SUCCESSORS AND ASSIGNS.
This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the prior written consent of the other party.

ARTICLE XXI. BENEFICIARIES.
Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than (1) the successors and permitted assigns of the parties and (2) the Acquired Company's Board of Directors and Acquiring Company's Board of Trustees with respect to Articles XXIII.

ARTICLE XXII. LIMITATION OF LIABILITY.

22.01 It is expressly agreed that the obligations of the Acquiring Company hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Acquiring Company personally, but shall bind only the trust property of each Acquiring Fund, as provided in the Agreement and Declaration of Trust of the Acquiring Company. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Company on behalf of the Acquiring Funds and signed by authorized officers of the Acquiring Company, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Acquiring Company's Agreement and Declaration of Trust.

22.02 It is expressly agreed that the obligations of the Acquired Company hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Acquired Company personally, but shall bind only the trust property of each Acquired Fund, as provided in the Agreement and Declaration of Trust of the Acquired Company. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquired Company on behalf of the Acquired Funds and signed by authorized officers of the Acquired Company, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Funds as provided in the Acquired Company's Agreement and Declaration Trust.

22.02 Both parties specifically acknowledge and agree that any liability of Acquiring Company and Acquired Company under this Agreement with respect to an Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to an Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of that Acquiring Fund or Acquired Fund, respectively, and that no other fund of the Acquiring Company or Acquired Company shall be liable with respect thereto.

ARTICLE XXIII. INDEMNIFICATION.

23.01 (a) Each Acquired Fund will indemnify and hold harmless, out of its own assets and no others, the corresponding Acquiring Fund and the Acquiring Company's Trustees and officers (for purposes of this Section, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Company or any Acquired Fund contained in the Form N-14 Registration Statement (only to the extent any untrue Statement or alleged untrue statement of a material fact has been provided by or reviewed by the Acquired Company's counsel, investment adviser, fund administrator or independent registered public accounting firm), any Acquired Fund prospectus or related statement of additional information, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Company or any Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Company or any Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of the Acquired Company.

(b) Each Acquired Fund, out of its own assets and no others, agrees to indemnify and hold harmless the corresponding Indemnified Parties from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Indemnified Parties may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c) The Indemnified Parties will notify the Acquired Company in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section. The Acquired Company shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Company elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The obligation of each of the Acquired Funds under this Section to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the Indemnified Parties' first paying the same.

23.02 (a) Each Acquiring Fund will indemnify and hold harmless, out of its own assets and no others, the corresponding Acquired Fund and the Acquired Company's Directors and officers (for purposes of this Section, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Company or any Acquiring Fund contained in the Form N-14 Registration Statement (only to the extent any untrue statement or alleged untrue statement of a material fact has been provided by or reviewed by the Acquiring Company's counsel, investment adviser, fund administrator or independent registered public accounting firm), any Acquiring Fund prospectus or related statement of additional information, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Company or any Acquiring Fund required to be stated therein or necessary to make the statement relating to the Acquiring Company or any Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the prior consent of the Acquiring Company.

(b) Each Acquiring Fund, out of its own assets and no others, agrees to indemnify and hold harmless the corresponding Indemnified Parties from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Indemnified Parties may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c) The Indemnified Parties will notify the Acquiring Company in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section. The Acquiring Company shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Company elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The obligation of each of the Acquiring Funds under this Section to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section without the necessity of the Indemnified Parties' first paying the same.

ARTICLE XXVII. NOTICES.
All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by facsimile with confirmation, to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or facsimile number stated below or to such other address or facsimile number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

ARTICLE XXVIII. EXPENSES.
Each party represents to the other that its expenses incurred in connection with the Reorganization, including costs associated with the Acquired Company filing the application pursuant to Section 8(f) of the 1940 Act to deregister as an investment company and any documents necessary to terminate the Acquired Company's existence under State law, will be borne by the Acquired Fund Adviser, PROVIDED, HOWEVER, that the Acquiring Company shall bear any filing fees under the 1933 Act and state securities laws in connection with its Acquiring Company Shares to be distributed to shareholders of the Acquired Funds, the Acquired Fund Adviser shall also bear any contractual termination fees incurred by the Acquired Company as a result of effecting the transactions contemplated by this Agreement. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either an Acquired Fund or an Acquiring Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent a Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either an Acquired Fund or an Acquiring Fund or on any of their respective shareholders.

ARTICLE XXX. THE ENTIRE AGREEMENT.
This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

ARTICLE XXXI. COUNTERPARTS.
This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be original, but all of which together shall constitute one and the same instrument.

ARTICLE XXXII. FAILURE OF ONE FUND TO CONSUMMATE THE REORGANIZATION.
Subject to the conditions set forth in this Agreement, the failure of one Acquired Fund to consummate the Reorganization contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Acquired Fund, and the provisions of this Agreement shall be construed to effect this intent.

ARTICLE XXXIII. CONFIDENTIALITY
Each party agrees to treat confidentially and as proprietary information of the other parties all records and other information, including any information relating to portfolio holdings, of such other parties and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other party (which approval shall not be withheld if the disclosing party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a party may disclose such records and/or information as so approved.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

ATTEST:

Name:	Name:
Title:	Title:

ATTEST:

Name:	Name:
Title:	Title:

APPENDIX B - MORE INFORMATION ABOUT THE ACQUIRING FUNDS

MORE INFORMATION ABOUT THE ACQUIRING FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The term “Fund” and “Funds” below refer to the Acquiring Funds.

Berwyn Fund

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund will primarily invest in equity securities of domestic issuers. The Fund seeks to achieve long-term growth through investments in equity securities that the Fund’s investment advisor believes are undervalued. The Advisor believes finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to earnings ratios, interest rates, stock market psychology and political factors. The value approach followed by the Advisor can often result in the Fund holding securities that are out of favor with most other investors. In addition, this approach can often result in the selection of securities of lesser-known companies or small capitalization companies (i.e., those within the market capitalization range of the Russell 2000 Index at the time of the security’s purchase). The Advisor, however, invests the Fund’s assets only in securities listed on domestic national security exchanges or quoted on the over-the-counter market.

The Fund may invest up to 20% of its net assets in fixed income securities within any of the rating categories of the S&P, Moody’s or Fitch. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by “S&P”, or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the Advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the Advisor to be of comparable credit quality). The Fund may also invest in exchange-traded funds.

The Fund invests only in the corporate bonds of those issuers that, in the opinion of the Advisor, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity. While a bond’s annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond’s price rises and falls so that its yield remains reflective of current market conditions. The Advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The Advisor has the discretion to vary the duration of the portfolio in order to take advantage of prevailing trends in interest rates.

B-1

The Advisor generally selects common stock investments for the Fund based on one of three broad value-based criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the Advisor, are selling at an attractive valuation based on their present earnings level; and (3) stocks of companies judged by the Advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at small premiums to their book values or at modest valuations to their present earnings levels.

When managing the Fund’s portfolio, the Advisor uses two basic guidelines: (1) the initial investment in any single issuer will comprise less than 5% of the total value of the assets in the portfolio; and (2) the initial investment in any one industry will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Advisor intends to follow these 5% and 20% investment guidelines.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

Berwyn Income Fund

Investment Objective

The Fund’s investment objective is to provide investors with current income while seeking to preserve capital. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks. Certain of the Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund invests in securities that the Advisor believes are undervalued. The Fund may invest any percentage of its net assets in the foregoing securities as the Advisor deems appropriate, except that the Advisor will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The Advisor is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund’s other securities.

When selecting corporate bonds, the Advisor will consider the rating the bond has received from S&P, Moody’s or Fitch. The Advisor has the discretion to invest in bonds with any rating as long as the issuer is not in default in the payment of interest or principal. The Advisor may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P, or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the Advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the Advisor to be of comparable credit quality). The Advisor may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

B-2

The Fund invests only in the corporate bonds of those issuers that, in the opinion of the Advisor, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity. While a bond’s annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond’s price rises and falls so that its yield remains reflective of current market conditions. The Advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The Advisor has the discretion to vary the duration of the portfolio in order to take advantage of prevailing trends in interest rates.

The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the Advisor deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the Advisor based upon the market valuation of these securities relative to corporate bonds. The outlook for the economy is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks than on other investments. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the Advisor believes are offering an above average yield, in comparison to preferred stocks of the same quality; and (2) preferred stocks that the Advisor believes offer the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933.  Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

Common stocks are generally selected based on one of three value-based criteria: (1) stocks selling substantially below their book values; (2) stocks judged by the Advisor to be selling at low valuations to their present earnings levels; and (3) stocks judged by the Advisor to have above average growth prospectus and to be selling at small premiums to their book values or at modest valuations based on their present earnings levels. In addition, the Fund will only purchase common stocks that pay cash dividends. If a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. The Advisor believes, however, that the risks involved with specific stocks selected for the Fund will be lessened by diversification of the Fund’s portfolio. In addition, the Fund invests only in common stocks listed on national securities exchanges or quoted on the over-the-counter market.

The Fund may invest in exchange-traded funds. The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

B-3

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Berwyn Cornerstone Fund

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation; current income is a secondary consideration. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund intends to achieve its investment objective through investments in equity and fixed income securities, including common stocks, preferred stocks and corporate bonds, which the Advisor believes are undervalued and offer potential for long-term capital appreciation. Normally, the Fund will invest primarily in equity securities, the majority of which will be issued by large-capitalization and mid-capitalization companies (i.e., those with market capitalizations greater than the smallest capitalization company included in the S&P MidCap 400 Index at the time the security it purchased). However, the Advisor has the discretion to invest up to 100% of the Fund’s net assets in common stocks, preferred stocks, or fixed income securities. The Advisor will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long-term capital appreciation or during periods of stock market adversity. The Advisor may invest in fixed income securities with any credit rating or maturity date. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P, or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the Advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the Advisor to be of comparable credit quality).  The Fund will invest primarily in securities issued by domestic entities. The Fund may also invest in exchange-traded funds.

The Fund invests only in the corporate bonds of those issuers that, in the opinion of the Advisor, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity. While a bond’s annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond’s price rises and falls so that its yield remains reflective of current market conditions. The Advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The Advisor has the discretion to vary the duration of the portfolio in order to take advantage of prevailing trends in interest rates.

The Advisor generally selects common stock investments based on one of three broad value-based criteria: (1) stocks of companies selling substantially below their book value; (2) stocks of companies that, in the opinion of the Advisor, are selling at an attractive valuation to their present earnings level; and (3) stocks of companies judged by the Advisor to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Advisor, at small premiums to their book values or at modest valuations based on their present earnings levels.

B-4

When managing the Fund’s portfolio, the Advisor uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one industry (at the time of purchase) will comprise less than 20% of the total value of the assets in the portfolio. Under normal market conditions, the Advisor intends to follow these 5% and 20% investment guidelines.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer issuers than “diversified” mutual funds.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of the Fund’s shares is the net asset value per share (“NAV”) (plus any sales charges, as applicable). The Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAV per share from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

B-5

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAV per share and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV per share is determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV per share.

Other types of portfolio securities that the Funds may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares

This Prospectus offers one class of shares of each Fund. To purchase shares of the Funds, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100

Shares of the Funds may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Funds may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Funds reserve the right to discontinue offering shares at any time or to cease operating entirely.

To purchase shares of the Funds, you generally must invest at least $1,000. Shares of the Fund are not subject to any sales charge.

Shares of the Fund are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

B-6

In-Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-995-5505. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Funds at the next determined NAV per share. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV per share and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

B-7

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in a Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Funds’ transfer agent (the “Transfer Agent”) receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-995-5505 at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV per share (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Chartwell Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV per share. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be deemed to have been received by the Funds when the financial intermediary or its authorized agent receives the order and executed at the next NAV per share (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The financial intermediary which offers shares may require payment of additional fees from its individual clients. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

B-8

By mail
A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Funds at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Chartwell Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Chartwell Funds 235 W. Galena Street Milwaukee, Wisconsin 53212
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-995-5505 and you will be allowed to move money in amounts of at least $1,000 but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on any business day shares will be purchased in your account at the NAV per share (plus any sales charge, as applicable) calculated on that day. Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV per share. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a. ABA Number 101000695 For credit to Chartwell Funds A/C # 9871996220

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For further credit to: Your account number Fund Name Name(s) of investor(s) Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-995-5505 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. Neither the Funds nor UMB Bank, n.a. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV per share. Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when the Funds do not value its shares will be transacted at the next business day’s NAV per share. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Funds, as described below.

By mail
You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to Chartwell Funds at the address indicated below. Your request must be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

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	Regular Mail Chartwell Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Chartwell Funds 235 W. Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

•   You wish to redeem more than $50,000 worth of shares;
•   When redemption proceeds are sent to any person, address or bank account not on record;
•   If a change of address was received by the Transfer Agent within the last 15 days;
•   If ownership is changed on your account; or
•   When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the applicable Fund at 1-888-995-5505 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000, by instructing the Funds by phone at 1-888-995-5505. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•   The Fund account number;
•   The name in which his or her account is registered;
•   The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•   The address of the account holder, as stated in the account application form.

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Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the applicable Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-995-5505. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV per share next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, a Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

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Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of a Fund’s written request, you have not sufficiently increased your account balance, your shares will be automatically redeemed at the current NAV per share. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV per share.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. For all methods except Specific Lot Identification, the Fund redeems noncovered shares first until they are depleted and then applies your elected method to your covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.

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Redemption Fee
You will be charged a redemption fee of 1.00% of the value of the Fund shares being redeemed if you redeem your shares of a Fund within 30 days of purchase. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by a Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of a Fund.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;

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•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of a Fund into shares of another fund managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table). You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the applicable Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

Availability of Information

The Funds’ Prospectus and SAI are available on the Funds’ website at www.chartwellmutualfunds.com.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

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DIVIDENDS AND DISTRIBUTIONS

The Berwyn Fund and Berwyn Cornerstone Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Berwyn Income Fund will make distributions of net investment income on a quarterly basis and net capital gains, if any, on an annual basis, typically in December. The Funds may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

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Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 28%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2015. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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APPENDIX “C”
DESCRIPTION OF CREDIT RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.    Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation; and

3.    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA    Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A    Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB    Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B    Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC    Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon            favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC    The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C    The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI    The rating “CI” is reserved for income bonds on which no interest is being paid.

D    Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r    The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L    The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR    Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3    Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues rated “B” are regarded as having only speculative capacity for timely payment.

C    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D    Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa    Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa    Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A    Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa    Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,    B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)    When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1    This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2    This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3    This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4    This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.    This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Statement of Additional Information
[_____, 2016]

Berwyn Fund
(Ticker Symbol: )

Berwyn Income Fund
(Ticker Symbol: )

Berwyn Cornerstone Fund
(Ticker Symbol: )
Each a series of Investment Managers Series Trust

Chartwell Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-888-995-5505

This statement of additional information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [   ] 2016, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of the Berwyn Fund, the Berwyn Income Fund and the Berwyn Cornerstone Fund (each, an “Acquired Fund”), each a series of the Berwyn Funds, a Delaware statutory trust, to be held on March 31, 2016. A copy of the Combined Proxy Statement/Prospectus is available by calling 877-454-5536.

This SAI, relating specifically to the proposed reorganization of each Acquired Fund into the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (each, an “Acquiring Fund”), respectively, each a newly established series of Investment Managers Series Trust (the “Trust”), a Delaware statutory trust, consists of this document and the following described documents, each of which is incorporated by reference herein:

1.	Prospectus and Statement of Additional Information of the Acquired Funds, each dated May 1, 2015 (filed via EDGAR on April 29, 2015, Accession No. 0001111830-15-000287);
2.	Semi-Annual Report to Shareholders of the Acquired Funds dated June 30, 2015 (filed via EDGAR on September 3, 2015, Accession No. 0001111830-15-000686); and
3.	Annual Report to Shareholders of the Acquired Fund dated December 31, 2014 (filed via EDGAR on March 4, 2015, Accession No. 0001111830-15-000162).

None of the Acquiring Funds currently has any assets or liabilities. Each Acquiring Fund will commence operations upon the completion of the applicable Reorganization and will continue the operations of the corresponding Acquired Fund. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein.

The terms “Fund” and “Funds,” as used in this SAI, refer to the Acquiring Funds.

TABLE OF CONTENTS

THE TRUST AND THE FUNDS	3
INVESTMENT STRATEGIES, POLICIES, AND RISKS	3
MANAGEMENT OF THE FUNDS	23
PORTFOLIO TRANSACTIONS AND BROKERAGE	35
PORTFOLIO TURNOVER	36
PROXY VOTING POLICY	37
ANTI-MONEY LAUNDERING PROGRAM	37
PORTFOLIO HOLDINGS INFORMATION	38
DETERMINATION OF NET ASSET VALUE	39
PURCHASE AND REDEMPTION OF FUND SHARES	41
FEDERAL INCOME TAX MATTERS	42
DIVIDENDS AND DISTRIBUTIONS	48
GENERAL INFORMATION	49
FINANCIAL STATEMENTS	51
APPENDIX “A” ADVISOR’S AND TRUST’S PROXY POLICIES AND GUIDELINES	52

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Berwyn Income Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Berwyn Fund and the Berwyn Cornerstone Fund are non-diversified funds, which means they are not subject to the diversification requirements under the 1940 Act. Although the Berwyn Fund and Berwyn Cornerstone Fund are not required to comply with the above requirement, each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT STRATEGIES, POLICIES, AND RISKS

The discussion below supplements information contained in the Prospectus pertaining to the investment policies of each Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The Funds’ principal investment strategies and related risks are described below. A Fund may use strategies described below not identified as principal strategies as part of its non-principal investment strategies.

EQUITY SECURITIES

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small- and Mid-Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as result of an exchange or tender of fixed income securities.

A Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Convertible Securities

The Berwyn Income Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

DEBT SECURITIES

Debt Securities

Each Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect a Fund’s ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Advisor attempts to reduce the risks described above through diversification of a Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix C to the Prospectus for more information about credit ratings.

Lower-Rated Debt Securities

Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, each Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions – Fixed Income Securities

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Municipal Bonds

The Berwyn Income Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

MORTGAGE-BACKED SECURITIES

The Berwyn Income Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval. Among other things, the value of residential real estate has decreased significantly. This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially. These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities have lost value, including the “senior” classes of those securities. There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover. Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

ASSET-BACKED SECURITIES

The Berwyn Income Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

U.S. GOVERNMENT OBLIGATIONS

The Berwyn Income Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENT COMPANY SECURITIES

The Funds may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Funds may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	A Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	A Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of a Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on a Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

EXCHANGE-TRADED FUNDS (“ETFS”)

The Funds may invest in ETFs, which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

The Berwyn Income Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable federal income tax treatment generally available to them under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, the Funds will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when such Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

The Berwyn Income Fund may invest in Rule 144A securities, which are restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Funds. However, investing in Rule 144A securities could result in increasing the level of the Funds’ illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

WARRANTS AND RIGHTS

Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. The prices of warrants do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

FOREIGN INVESTMENTS

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency, or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other non-U.S. investments than is generally available on issuers of comparable securities in the United States. Foreign securities and other non-U.S. investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other non-U.S. investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other non-U.S. investments will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other. investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other non-U.S. investments to purchase the U.S. Dollars required to meet such expenses.

A Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other non-U.S. investments held by the Fund.

Emerging Markets

The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Depository Receipts

American Depository Receipts ("ADRs") are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Federal Income Tax Matters." ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

MASTER LIMITED PARTNERSHIPS (“MLPs”)

The Berwyn Income Fund may invest in MLPs. An MLP is an entity receiving partnership taxation treatment under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ Board of Directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

TEMPORARY INVESTMENTS

The Funds may take temporary defensive measures that are inconsistent with the Funds’ normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. A Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Funds may not achieve their investment objectives during temporary defensive periods.

SHORT-TERM INVESTMENTS

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Funds may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Funds may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. A Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

A Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix C to the Prospectus.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose a Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and each Fund’s investment restrictions, the Funds may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by a Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Funds will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on a Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

DEVELOPMENTS IN THE CHINA REGION

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the U.S. and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

EUROPE—RECENT EVENTS

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

CYBER SECURITY RISK

Investment companies, such as the Funds, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Advisor, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. A Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

No Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) each Fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries, (other than securities issued by the U.S. Government, its agencies or instrumentalities);

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”);

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell commodities or commodity futures contracts, puts, calls and straddles.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

The following restriction is a fundamental policy for the Berwyn Income Fund only:

1.	The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following restrictions are non-fundamental policies of each Fund:

1.	The Fund may not, invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public); except with respect to the Berwyn Income Fund, the Fund will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act.

2.	The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

The following restrictions are non-fundamental policies of the Berwyn Fund and Berwyn Cornerstone Fund only:

1.	With respect to 50% of its gross assets, the Fund will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

2.	With respect to the other 50% of its gross assets, the Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

Restrictions listed above that are not fundamental may be changed by the vote of the majority of the Board of Trustees, but if any of these non-fundamental restrictions are changed, the Funds will give shareholders at least 60 days’ written notice.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with each Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller [a] (Born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997- 2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	79	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	79	None.
Interested Trustees:
John P. Zader [a] ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014); President, Investment Managers Series Trust (December 2007-June 2014)	79	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 – present), and President, Mutual Fund Administration, LLC, co-administrator for the Fund (2006 – 2015).	79	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009-2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura:
39 Strafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee and Mr. Zader receives from the Trust a quarterly retainer of $26,000 and $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action is taken. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; each of Mr. Young and Mr. Miller receives an additional annual retainer of $10,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively; and Mr. Miller, who serves as Chair of the Nominating and Governance Committee (the “Nominating Committee”), receives a fee of $1,000 for each meeting of that Committee. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/ Position	Aggregate Compensation From each Fund[1]			Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (79 Funds) Paid to Trustees[1]
	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Independent Trustees:
Charles H. Miller, Trustee and Nominating Committee and Valuation Committee Chair	$1,500	$1,500	$1,500	None	None	$114,000
Ashley Toomey Rabun, Trustee and Chairperson	$1,500	$1,500	$1,500	None	None	$129,000
William H. Young, Trustee and Audit Committee and Derivatives Committee Chair	$1,500	$1,500	$1,500	None	None	$114,000
Interested Trustee:
John P. Zader, Trustee	$1,500	$1,500	$1,500	None	None	$104,000

[1]	Estimated annual compensation for the first year.

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust. Officers of the Trust are not compensated by the Funds for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their current and former positions with the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees; the Audit Committee, Nominating Committee, and Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or a series’ financial statements and to assist the Board’s oversight of the integrity of a series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.

•	The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of a Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

Each Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the overall supervision of the Board, the Advisor and other service providers to a Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as a Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of December 31, 2015, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	[$1-$10,000]
Ashley Toomey Rabun, Independent Trustee	None	[$1-$10,000]
William H. Young, Independent Trustee	None	[None]
John P. Zader, Interested Trustee	None	[None]
Eric M. Banhazl, Interested Trustee	None	[$50,001-$100,000]

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of the date of this SAI, [______] has voting authority with respect to 100% of the outstanding shares of each of the Funds. However, once the Funds commence investment operations and their shares are sold to the public, this ownership will be diluted.

As of the date of this SAI, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of the Funds. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Funds’ distributor, IMST Distributors LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

Chartwell Investment Partners, LLC, located at 1235 Westlakes Drive, Suite 400 Berwyn, Pennsylvania 19312, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is a wholly-owned subsidiary of TriState Capital Holdings, Inc.

The Advisor’s parent company, TriState Capital Holdings, Inc., is subject to the Bank Holding Company Act of 1956, as amended, and related regulations that impact the ability of banking entities to transact certain types of business and engage in certain transactions. As the Advisor’s parent company currently intends to makes an investment in the Fund, which could be substantial, it is possible that the Fund’s ability to hold certain securities could be limited. Additionally, relevant regulation could force the Advisor’s parent company to liquidate or materially reduce its investment in the Funds. This could negatively affect the Funds’ overall liquidity impacting the Funds’ remaining shareholders. The Advisor cannot predict the extent, if any, that applicable banking laws will have on the Funds, its operations, or any investments by the Advisor’s parent company in the Funds.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for each Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides each Fund with such investment advice and supervision as it deems necessary for the proper supervision of each Fund’s investments. The Advisor also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets, as specified in the Prospectus.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of a Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of a Fund to ensure that the total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.22%, 0.64% and 1.25% of the average daily net assets of the Berwyn Fund, the Berwyn Income Fund and Berwyn Cornerstone Fund, respectively. The agreement is effective for each Fund for a period of two years from the date of the applicable reorganization and may be terminated after the initial two year period only by the Board of Trustees.

[Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year, after the first two years the applicable agreement is in effect, may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.]

Portfolio Managers

The Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund are managed by George Cipolloni III, Lee S. Grout, Robert E. Killen and Mark J. Saylor.

Other Accounts Managed by the Portfolio Managers. As of [______], information on other accounts managed by the Funds’ portfolio managers is as follows.

George Cipolloni III
With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies
Other Pooled Investments
Other Accounts

Lee S. Grout
With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies
Other Pooled Investments
Other Accounts

Robert E. Killen
With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies
Other Pooled Investments
Other Accounts

Mark J. Saylor
With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies
Other Pooled Investments
Other Accounts

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances in which similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to the firm’s retirement plan.

A portfolio manager’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts for 1-year and 3-year trailing periods (where applicable) versus (1) the [ ] Index for the Berwyn Fund, the [ ] Index for the Berwyn Income Fund and the [ ] Index for the Berwyn Cornerstone Fund, respectively, and (2) peer group rankings by product category. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Chartwell also provides a profit sharing and a 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

Ownership of the Funds by the Portfolio Manager. The following chart sets forth the dollar range of the portfolio managers’ ownership of the outstanding shares of the Funds as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. over $1,000,000)
George Cipolloni III
Lee S. Grout
Robert E. Killen
Mark J. Saylor

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to each Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of each Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Funds pay the Co-Administrators an administration fee payable monthly at the annual rate of 0.05% of the Funds’ average daily net assets:

Because each Fund is a newly formed fund and has yet to commence operations, the Fund has not paid any fees to the Co-Administrators as of the date of this SAI.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out‑of‑pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

[   ], is the independent registered public accounting firm for the Fund. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Funds. Morgan Lewis also serves as independent legal counsel to the Independent Trustees.

Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of each Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of a Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, a Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from a Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust, and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to a Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of a Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by a Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

PORTFOLIO TURNOVER

Although a Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

During the most recent fiscal year, the portfolio turnover rate for each Fund’s predecessor fund was as follows:

Fund	Predecessor Fund	Portfolio Turnover Rate
Berwyn Fund	Berwyn Fund	%
Berwyn Income Fund	Berwyn Income Fund	%
Berwyn Cornerstone Fund	Berwyn Cornerstone Fund	%

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting a Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix A for the Trust Policies and Advisor Policies. The Trust Policies and Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and Advisor Policies on a regular basis. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-995-5505 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan Lewis, and the Funds’ independent registered public accounting firm, [ ] (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning a Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. A Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. A Fund’s Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to a Fund's public website (www.chartwellmutualfunds.com) or (2) disclosed in periodic regulatory filings on the SEC's website (www.sec.gov). Management of the Trust may make information regarding a Fund’s portfolio holdings available on the Fund’s public website, no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

The Advisor and its affiliates may provide investment advice to clients other than a Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of a Fund and generally have access to current portfolio holdings information for their accounts. These clients generally do not owe the Advisor a duty of confidentiality with respect to disclosure of their portfolio holdings.

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, a Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) a Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract; (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if a Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between a Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer of the Trust. The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or the Funds have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, MFAC and UMBFS (the Trust's co-administrators) and the “Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Institutional Shareholder Services (“ISS”) pursuant to a proxy voting agreement under which the Funds' portfolio holdings information is provided bi-weekly (iii) [ ] (independent registered public accounting firm), Morgan Lewis (legal counsel) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (the “NAV”) of each Fund’s shares will fluctuate and is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day. The NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing (a) the difference between the value of a Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of a Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

A Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of a Fund’s fair value methodology. A Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Prospectus. Shares of each Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment for the relevant class of shares. However, a Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with a Fund.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, a Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, a Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected (or intends to elect) to be, and intends to qualify each year, for treatment as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships,” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Funds’ policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss),, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will generally be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Funds report the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. Each Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long‑term capital loss to the extent of any amounts treated as distributions of long‑term capital gains during such six‑month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of a Fund.

A Fund’ entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders of the applicable Fund at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or at a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain or to redemption proceeds. For Fund taxable years beginning before January 1, 2015, this 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN other form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. shareholder that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Funds in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long‑term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

 The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series is charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to each Fund, the Trust currently offers one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre‑emptive or conversion rights. Shares when issued are fully paid and non‑assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two‑thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise immaterial in nature. Other shareholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor have adopted Codes of Ethics under Rule 17j‑1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

 The Trust’s independent registered public accounting firm, Tait, Weller & Baker, LLP audits and reports on the Funds annual financial statements. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. The Funds have adopted the financial statements of the predecessor funds. Those financial statements were audited by the predecessor funds’ registered public accounting firm.

 APPENDIX “A”
 ADVISOR’S AND TRUST’S PROXY POLICIES AND GUIDELINES

CHARTWELL INVESTMENT PARTNERS
Proxy Voting Policies and Procedures Concise Summary

Adopted April 11, 1997
As Amended February, 2015

Purpose. Chartwell Investment Partners (“Chartwell”) has adopted these Proxy Voting Policies and Procedures (“Policies”) to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

Scope. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

Guiding Principles. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell’s evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell’s clients will be the primary factor governing Chartwell’s proxy voting decisions.

Use of Independent Proxy Voting Service. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS’ analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS’ recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS’ proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell’s clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client’s securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation). You can find further information on their website at http://www.issgovernance.com/files/ISS2014USConciseGuidelines.pdf.

Administration of Policies. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm’s compliance and operations departments. The Committee’s responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell’s Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

Conflicts of Interest. It is Chartwell’s policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell’s interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed ½ of 1 percent of Chartwell’s annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 – 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will not make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., “for” or “against” the proposal. Where the Policies provide that the voting decision will be made on a “case-by-case” basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

When Chartwell Does Not Vote Proxies. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client’s account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client’s securities lending program and are unavailable to vote.

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.
The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 15 days following the end of each calendar quarter. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

PART C

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
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Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust (1)

(i)	Amendment to the Certificate of Trust. (1)
(ii)	Amendment to the Certificate of Trust. (2)
(iii)	Amendment to the Certificate of Trust. (6)

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b.	Agreement and Declaration of Trust. (1)

(i)	Amendment to the Agreement and Declaration of Trust. (2)
(ii)	Amendment to the Agreement and Declaration of Trust. (4)
(iii)	Amendment to the Agreement and Declaration of Trust. (5)
(iv)	Amendment to the Agreement and Declaration of Trust. (10)

2)	By-Laws:

a.	Amended By-Laws of Registrant. (8)

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization. (12)

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws.

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between the Registrant and Chartwell Investment Partners, Inc. – filed herewith.

7)	Distribution Agreements:

a.	Distribution Agreement. (7)

(i)	Form of Revised Exhibit A to the Distribution Agreement – filed herewith.

8)	Not applicable.

9)	Custody Agreements:

a.	Custody Agreement. (3)

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Form of Multiple Class (Rule 18f-3) Plan – not applicable

b.	Form of Distribution (Rule 12b-1) Plan – not applicable.

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered – filed herewith.

12)	Form of opinion as to tax matters and consent – filed herewith.

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13)	Other Material Contracts:

a.	Amended and Restated Transfer Agency Agreement (11)

b.	Amended and Restated Fund Accounting Agreement (9)

c.	Amended and Restated Co-Administration Agreement (11)

d.	Form of Operating Expense Agreement – filed herewith.

14)	Other Opinions:

a.	Consent of Independent Registered Certified Public Accounting Firm, BBD, LLP – filed herewith.

b.	Consent of Independent Registered Certified Public Accounting Firm, Tait, Weller & Baker, LLP – filed herewith.

15)	Not applicable.

16)	Powers of Attorney:

a.	Powers of Attorney - filed herewith.

17)	Additional Exhibits:

a.	Form of Proxy Card – filed herewith.

All Exhibits filed previously are herein incorporated by reference as follows:

(1)	Previously filed as an Exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 31, 2006.
(2)	Previously filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 5, 2007.
(3)	Previously filed as an Exhibit to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on February 1, 2008.
(4)	Previously filed as an Exhibit to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 14, 2008.
(5)	Previously filed as an Exhibit to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on April 1, 2009.
(6)	Previously filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 30, 2009.
(7)	Previously filed as an Exhibit to Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 26, 2012.

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(8)	Previously filed as an Exhibit to Post-Effective Amendment No. 436 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on December 20, 2013.
(9)	Previously filed as an Exhibit to Post-Effective Amendment No. 490 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 28, 2014.
(10)	Previously filed as an Exhibit to Post-Effective Amendment No. 494 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on March 28, 2014.
(11)	Previously filed as an Exhibit to Post-Effective Amendment No. 571 to the Registrant’s Registration Statement on Form N-1A (File No. 333-122901 and 811-21719), as filed with the SEC on October 24, 2014.
(12)	Filed as Appendix A to Part A of this Registration Statement on Form N-14.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 15th day of January, 2016.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title
/s/ Ashley Toomey Rabun†
Ashley Toomey Rabun		Trustee
/s/ William H. Young†
William H. Young		Trustee
/s/ Charles H. Miller†
Charles H. Miller		Trustee
/s/ John P. Zader
John P. Zader		Trustee and President
/s/ Eric M. Banhazl†
Eric M. Banhazl /s/ Maureen Quill		Trustee and Vice President
Maureen Quill		President and Principal Executive Officer
/s/ Rita Dam
Rita Dam		Treasurer and Principal Financial and Accounting Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney.

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